UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: July 31, 2012

Date of reporting period: August 1, 2011 - July 31, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
PPT

Putnam Premier Income Trust

Annual report
7|31|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Premier Income
Trust

Annual report
7 | 31 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Terms and definitions	13

Other information for shareholders	14

Trustee approval of management contract	15

Financial statements	19

Federal tax information	92

Shareholder meeting results	93

About the Trustees	94

Officers	96

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments are also subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

Dear Fellow Shareholder:

High volatility continues to challenge stock and bond investors around the globe. Year-to-date through July 2012, markets have made major advances and suffered sharp declines. Investor confidence has accordingly waxed, waned, and rebounded with renewed strength. These fluctuations reflect fast-changing perceptions of global macroeconomic data and policymakers’ inability to decisively solve problems ranging from deep structural issues in Europe’s economy to China’s fluctuating growth rate and U.S. fiscal risks. Amid the uncertainties these challenges engender, taking the long view becomes all the more critical for investors, as does relying on the expertise of a financial advisor, who can help you maintain a balanced investment approach.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors. Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking broad diversification across global bond markets

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative. Lower-rated, higher-yielding corporate bonds were relatively new, having just been established in the late 1970s. And, at the time of the fund’s launch, few investors were venturing outside the United States for fixed-income opportunities.

The bond investment landscape has undergone a transformation since the fund’s launch. The U.S. investment-grade market added new sectors, and the high-yield corporate bond sector has grown significantly. Outside the United States, the advent of the euro has resulted in a large market of European bonds. And there are also growing opportunities to invest in the debt of emerging-market countries.

The fund is designed to keep pace with this market expansion. To process the market’s increasing complexity, Putnam’s fixed-income group aligns teams of specialists with the varied investment opportunities. Each group identifies what it considers to be compelling strategies within its area of expertise. The fund’s portfolio managers select from among these strategies, systematically building a diversified portfolio that seeks to carefully balance risk and return.

As different factors drive the performance of the various fixed-income sectors, the managers seek to take advantage of changing market leadership in pursuit of high current income.

How do closed-end funds differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market. Net cash levels in closed-end funds may vary, however, should market conditions warrant.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Net asset value vs. market price Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share is equal to the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

2	3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 5 and 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

Interview with your fund’s portfolio manager

Bill, what was the bond market environment like during the 12 months ended July 31, 2012?

The early months of the period were difficult ones for credit-sensitive fixed-income securities, as concern about the sovereign debt crisis in Europe and a weakening U.S. economic outlook caused investors to move away from risk. Late in 2011, however, investors became more optimistic about U.S. growth prospects and less pessimistic about the European situation, given productive steps taken by eurozone policymakers. Chief among these steps was the European Central Bank’s [ECB] Long-Term Refinancing Operation [LTRO], which was launched in December and expanded in February. LTRO provided much-needed stability to global credit markets by injecting liquidity into the European banking system, thereby reducing banks’ short-term funding risk.

In the United States, the Federal Reserve remained firm in its resolve to hold its benchmark federal funds rate near zero, announcing that it would do so through 2014, in an effort to promote growth and maintain liquidity in the financial system. The Fed’s accommodative stance was further in evidence as it extended “Operation Twist,” under which it is helping to keep long-term Treasury yields low by selling short-term bonds and buying longer-term ones.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/12. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 13.

Against this backdrop, riskier and more economically sensitive fixed-income assets rallied broadly from December through March. However, the rally stalled during the latter months of the period, as global economic data came in below expectations and rising eurozone risk once again dampened investor sentiment.

For the period as a whole, emerging-market debt, corporate bonds — both investment grade and high yield — and non-government-agency residential mortgage-backed securities [non-agency RMBS] were among the strongest-performing fixed-income categories. Returns for emerging-market and corporate bonds were driven by robust demand from investors seeking higher yields. In the case of non-agency RMBS, considerable demand from hedge funds and other institutional investors, coupled with reduced supply concerns, bolstered that sector’s performance. Longer-term Treasuries and U.S. government-agency securities also outperformed the broad market, driven primarily by their returns during the risk-averse early and late months of the period.

The fund lagged its benchmark by a substantial margin during the period. What factors hampered its performance?

I think it’s important to point out that the fund’s benchmark is primarily composed

Credit qualities are shown as a percentage of net assets as of 7/31/12. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

of U.S. Treasury and agency securities, and these market sectors performed relatively well during the past 12 months. That said, the fund’s U.S. term-structure positioning [meaning its duration — or interest-rate sensitivity — and yield-curve strategy] detracted from results. Given the low level of Treasury yields and expectations for modestly improving U.S. economic growth, we took a cautious approach toward interest-rate risk by keeping the fund’s duration shorter than the benchmark’s. However, this positioning, which can be beneficial when rates are rising, hampered performance because interest rates generally declined during the period.

Our active currency strategy, which is implemented with long and short positions using currency forward contracts, also proved detrimental, as currency markets were volatile during the period. Specifically, our tactical exposure to commodity-linked currencies — such as the Australian dollar and Norwegian krone — and a short position in the euro detracted from results. Slowing global growth, particularly in China, led to falling commodity prices, which weighed on the currencies of major commodity-exporting countries. Having lighter-than-benchmark exposure to the euro hurt as the currency rebounded from the low levels it reached during 2011. A long position in the Swedish krona aided performance and partially offset the overall negative outcome of our currency strategy.

Which strategies and holdings helped the fund versus the benchmark?

Our out-of-benchmark allocation to non-agency RMBS was the biggest

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 7/31/12. Short-term holdings, derivatives, and TBA commitments are excluded. Holdings will vary over time.

contributor. Specifically, holdings of Alternative-A [Alt-A], home-equity, and payment option adjustable-rate mortgage-backed securities [pay option ARMs] produced strong gains. By way of background, Alt-A mortgage securities are considered riskier than bonds backed by standard prime mortgages. However, because Alt-A borrowers must have reasonably adequate credit histories, these securities have higher credit quality than bonds backed by subprime mortgages. Pay option ARM securities are backed by mortgages that allow the borrower to choose between several monthly payment options.

Holdings of commercial mortgage-backed securities [CMBS] were another notable contributor. We held both AAA-rated CMBS and “seasoned mezzanine” securities. CMBS are created when an underwriter assembles a package of commercial mortgages and issues bonds of varying creditworthiness. AAA-rated CMBS occupy the top of the underwriter’s capital structure, and thus offer the greatest principal protection. Mezzanine CMBS are slightly lower in the capital structure, but still provide a meaningful amount of principal protection along with higher yields. The mezzanine bonds we selected were issued prior to 2006, when CMBS underwriting standards were stronger than they were later in the decade.

Our exposure to high-yield corporate bonds also helped the fund’s performance, thanks to an overweight allocation to this strong-performing sector, along with favorable security selection.

Lastly, our international term-structure strategies were an overall contributor. The fund benefited from long-duration positioning in Europe, Japan, and the United Kingdom, along with a strategy designed to benefit from a flattening yield curve in the United Kingdom. These contributors were partially offset by unfavorable short-duration strategies in Australia, Canada, Switzerland, and Sweden.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps — which allow two parties to exchange one stream of future interest payments

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Cash positions may represent collateral used to cover certain derivative contracts. Holdings will vary over time.

for another, based on a specified principal amount — to take tactical positions at various points along the yield curve.

In addition, we employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our collateralized-mortgage-obligation [CMO] holdings.

Lastly, we used forward currency contracts to hedge the foreign exchange risk associated with non-U.S. bonds, and to efficiently gain exposure to foreign currencies as part of our active strategy toward global currency pairings.

The fund reduced its distribution rate twice during the period. What led to those decisions?

The fund’s distribution rate was lowered to $0.043 per share from $0.051 per share in August and was lowered again in November to $0.030 per share. The reductions were due to the lower yields available on asset-backed and commercial mortgage-backed securities, as well as declining yields in the marketplace generally.

What is your outlook for the coming months, and how do you plan to position the fund?

The first estimate of second-quarter gross domestic product was 1.5% on an annualized basis, confirming that the U.S. economy has slowed from the first quarter’s 2% rate. Although these were weaker readings than we were expecting, we do not view this weakness as particularly troubling. In our view, most of the recent data flow, especially the labor market and automotive sales data, points to an economy that appears to be bouncing along the bottom of its recent range. Of course, a slow-growing economy is more vulnerable to shocks, and Europe’s weakness raises the risk of a shock that could push the United States into another recession.

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional fixed-income risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For some types of derivatives, Putnam also seeks to mitigate the level of ongoing counterparty credit risk by entering into collateral agreements with counterparties that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

See pages 54–76 for more information on the types of derivatives used.

We believe that the risks to the United States from Europe are less from its deepening economic downturn and more from the possibility that financial market stress will cause a major European financial institution to fail. However, we believe significant steps are being taken to resolve the underlying crisis. Progress on common banking supervision, or “banking union,” and likely intervention by the ECB in the peripheral bond markets represent significant developments in the policy response to the crisis.

In terms of portfolio positioning, at period-end, we continued to de-emphasize interest-rate risk by maintaining a modestly short duration stance and a bias toward a steeper yield curve in the United States. In terms of portfolio structure, the fund’s greatest overweight was in securitized mortgage-backed instruments. We believe there are compelling tactical trading opportunities among government-agency mortgage pass-through securities and interest-only CMOs. We also believe non-agency RMBS remain attractive.

Thanks for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1986.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Kevin F. Murphy; Michael V. Salm; Paul D. Scanlon, CFA; and Raman Srivastava, CFA.

IN THE NEWS

Speculation is high that additional monetary easing may soon be in the works. The U.S. Federal Reserve has engaged in unprecedented attempts to stimulate the economy since the onset of the global financial crisis, beginning with two rounds of bond buying called “quantitative easing.” Dubbed “QE1” and “QE2” in the press, these large-scale expansions of the Fed’s balance sheets were followed by a program called “Operation Twist,” by which the Fed sells short-term debt on its books and uses the proceeds to purchase longer-term Treasuries and mortgage-backed securities. The goal of these programs has been to inject liquidity into the markets and drive down interest rates. Some market watchers believe “QE3” may be around the corner, this time aimed specifically at reducing today’s already-low mortgage rates.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return and comparative index results for periods ended 7/31/12

				Lipper Flexible Income
			Barclays Government	Funds (closed-end)
	NAV	Market price	Bond Index	category average*

Annual average
Life of fund
(since 2/29/88)	7.65%	7.23%	6.96%	7.13%

10 years	113.79	115.55	66.49	98.83
Annual average	7.89	7.98	5.23	7.09

5 years	32.79	48.39	37.27	38.11
Annual average	5.84	8.21	6.54	6.58

3 years	37.46	43.36	18.47	35.01
Annual average	11.19	12.76	5.81	10.50

1 year	0.35	–0.63	7.56	4.41

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund’s monthly reinvestment NAV.

* Over the 1–year, 3–year, 5–year, 10–year, and life–of–fund periods ended 7/31/12, there were 5, 5, 4, 3, and 1 fund(s), respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 7/31/12

Distributions

Number	12

Income	$0.343934

Return of capital*	0.055066

Capital gains	—

Total	$0.399000

Share value	NAV	Market price

7/31/11	$6.17	$6.09

7/31/12	5.76	5.63

Current yield (end of period)	NAV	Market price

Current dividend rate†	6.25%	6.39%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* See page 92.

† Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/12

	NAV	Market price

Annual average
Life of fund (since 2/29/88)	7.56%	7.01%

10 years	104.78	97.39
Annual average	7.43	7.04

5 years	28.28	32.61
Annual average	5.11	5.81

3 years	44.80	46.98
Annual average	13.13	13.70

1 year	–1.79	–11.94

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through”, is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches”. Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by  Fannie Mae, Ginnie Mae, or Freddie  Mac.  One  type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2012, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2012, up to 10% of the fund’s common shares outstanding as of October 7, 2012.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2012, Putnam employees had approximately $332,000,000 and the Trustees had approximately $79,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as the fund’s assets under management increase. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Flexible Income Funds) for the one-year, three-year and five-year periods ended December 31, 2011

(the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	3rd

Three-year period	1st

Five-year period	3rd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 5, 4 and 4 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), an affiliate of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV for such services are reasonable in relation to the nature and quality of such services.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Premier Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Premier Income Trust (the fund), including the fund’s portfolio, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 17, 2012

The fund’s portfolio 7/31/12

MORTGAGE-BACKED SECURITIES (31.5%)*		Principal amount	Value

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO,
2.781s, 2047		$26,672,873	$2,695,575

American Home Mortgage Investment Trust Ser. 07-1,
Class GIOP, IO, 2.078s, 2047		3,028,098	369,125

Banc of America Commercial Mortgage, Inc. 144A
Ser. 01-1, Class J, 6 1/8s, 2036		318,946	236,020
Ser. 01-1, Class K, 6 1/8s, 2036		677,530	93,115
Ser. 07-5, Class XW, IO, 0.412s, 2051		201,748,830	2,880,166

Barclays Capital, LLC Trust 144A
Ser. 09-RR7, Class 1A7, IO, 1.792s, 2046		44,834,123	1,905,450
Ser. 09-RR7, Class 2A7, IO, 1.579s, 2047		87,893,287	3,656,361
Ser. 09-RR7, Class 2A1, IO, 0 3/4s, 2047		97,082,417	2,475,602
Ser. 09-RR7, Class 1A1, IO, 0 3/4s, 2046		99,385,188	2,534,322

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 06-PW12, Class AJ, 5.757s, 2038		1,500,000	1,289,940
Ser. 05-PWR7, Class B, 5.214s, 2041		1,641,000	1,493,310

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046		16,455,702	431,139
Ser. 07-AR5, Class 1X2, IO, 0 1/2s, 2047		10,013,535	213,288
Ser. 06-AR5, Class 1X, IO, 0 1/2s, 2046		22,212,319	422,034
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036		11,430,229	161,166

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR3,
Class 1A2A, 5.621s, 2036		3,653,985	3,266,224

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD5, Class XS, IO, 0.046s, 2044		61,047,306	229,437

Commercial Mortgage Pass-Through Certificates FRB
Ser. 04-LB3A, Class E, 5.358s, 2037 F		1,522,000	1,464,131

Cornerstone Titan PLC 144A
FRB Ser. 05-CT1A, Class D, 1.88s, 2014 (United Kingdom)	GBP	868,987	1,144,451
FRB Ser. 05-CT2A, Class E, 1.789s, 2014 (United Kingdom)	GBP	284,623	397,159

Countrywide Alternative Loan Trust
Ser. 06-0A19, Class XP, IO, 2.588s, 2047		$32,732,044	2,291,243
FRB Ser. 05-38, Class A1, 1.647s, 2035		2,210,490	1,492,081
FRB Ser. 05-62, Class 2A1, 1.147s, 2035		2,520,741	1,518,746
Ser. 07-HY9, Class X, IO, 0.65s, 2047		13,334,356	542,708
FRB Ser. 05-59, Class 1A1, 0.577s, 2035		11,111,704	6,444,788
FRB Ser. 06-OA6, Class 1A1A, 0.456s, 2046		13,735,597	7,966,646
FRB Ser. 06-OA21, Class A1, 0.437s, 2047		15,432,467	8,102,045
FRB Ser. 06-OA16, Class A1C, 0.436s, 2046		3,422,636	2,720,996
FRB Ser. 06-OA8, Class 1A1, 0.436s, 2046		5,547,396	3,106,542
FRB Ser. 07-OA7, Class A1B, 0.386s, 2047		2,499,959	1,462,476
FRB Ser. 07-OA3, Class 1A1, 0.386s, 2047		3,313,287	2,186,769
FRB Ser. 06-OA18, Class A1, 0.366s, 2046		9,422,528	5,841,968

Countrywide Home Loans
FRB Ser. 07-HYB2, Class 3A1, 2.894s, 2047		3,713,290	2,088,726
FRB Ser. 05-HY10, Class 3A1B, 2.721s, 2036		8,301,112	5,229,701
FRB Ser. 05-3, Class 1A2, 0.536s, 2035		1,223,058	819,449
FRB Ser. 06-OA4, Class A2, 0.516s, 2046		2,473,010	1,088,124
FRB Ser. 06-OA5, Class 2A1, 0.445s, 2046		4,000,578	2,240,324

MORTGAGE-BACKED SECURITIES (31.5%)* cont.	Principal amount	Value

Credit Suisse Mortgage Capital Certificates FRB Ser. 06-C1,
Class AJ, 5.593s, 2039	$1,057,000	$991,466

CS First Boston Mortgage Securities Corp. Ser. 05-C6,
Class AJ, 5.23s, 2040 F	1,737,000	1,705,395

CS First Boston Mortgage Securities Corp. 144A Ser. 02-CP5,
Class M, 5 1/4s, 2035	684,281	40,919

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust FRB
Ser. 06-OA1, Class A1, 0.446s, 2047	2,372,195	1,435,178

DLJ Commercial Mortgage Corp. Ser. 98-CF2, Class B4,
6.04s, 2031	552,708	541,654

Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.605s, 2032	526,015	841,750
IFB Ser. 3408, Class EK, 24.792s, 2037	318,280	507,775
IFB Ser. 2979, Class AS, 23.361s, 2034	162,461	220,700
IFB Ser. 3072, Class SM, 22.885s, 2035	543,941	860,658
IFB Ser. 3072, Class SB, 22.738s, 2035	487,217	767,844
IFB Ser. 3951, Class CS, IO, 6.508s, 2026	12,319,888	2,063,828
IFB Ser. 3727, Class PS, IO, 6.451s, 2038	5,395,607	566,907
IFB Ser. 3895, Class SM, IO, 6.401s, 2040	11,266,857	1,770,183
IFB Ser. 4048, Class GS, IO, 6.401s, 2040	4,786,744	1,013,258
IFB Ser. 3940, Class PS, IO, 6.401s, 2040	13,738,949	1,942,773
IFB Ser. 4032, Class SA, IO, 6.251s, 2042	13,796,383	1,976,706
IFB Ser. 3922, Class CS, IO, 5.851s, 2041	4,930,111	720,127
IFB Ser. 3768, Class PS, IO, 5.751s, 2036	13,436,156	1,444,387
IFB Ser. 3753, Class S, IO, 5.701s, 2040	5,868,597	958,232
Ser. 3632, Class CI, IO, 5s, 2038	2,212,107	138,788
Ser. 3626, Class DI, IO, 5s, 2037	1,382,082	51,261
Ser. 268, Class S3, IO, 4 1/2s, 2042 ∆	7,884,000	2,119,219
Ser. 4000, Class PI, IO, 4 1/2s, 2042	6,737,056	810,552
Ser. 4019, Class GI, IO, 4 1/2s, 2041	8,785,831	1,166,868
Ser. 4024, Class PI, IO, 4 1/2s, 2041	12,031,467	1,639,287
Ser. 3747, Class HI, IO, 4 1/2s, 2037	1,322,393	129,843
Ser. 4010, Class NI, IO, 4s, 2041 F	9,351,744	1,328,776
Ser. 3738, Class MI, IO, 4s, 2034	13,781,925	825,437
Ser. 3748, Class NI, IO, 4s, 2034	6,797,383	417,087
Ser. 3736, Class QI, IO, 4s, 2034	16,620,052	664,802
Ser. 3751, Class MI, IO, 4s, 2034	17,261,147	480,896
Ser. 3740, Class KI, IO, 4s, 2033	7,845,159	197,463
Ser. 4098, Class PI, IO, 2s, 2042 ∆ F	8,507,000	1,427,894
Ser. T-57, Class 1AX, IO, 0.421s, 2043	5,333,774	65,817
Ser. 4077, Class TO, PO, zero %, 2041	3,635,000	3,108,216
Ser. 3124, Class DO, PO, zero %, 2036	13,452	13,284
FRB Ser. 3326, Class WF, zero %, 2035	20,087	18,078
FRB Ser. 3030, Class EF, zero %, 2035	13,545	13,410
FRB Ser. 3007, Class LU, zero %, 2035	11,392	10,025

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.423s, 2036	663,345	1,205,410
IFB Ser. 07-53, Class SP, 23.297s, 2037	463,846	747,550
IFB Ser. 08-24, Class SP, 22.381s, 2038	420,393	672,629
IFB Ser. 05-75, Class GS, 19.511s, 2035	507,165	745,732
IFB Ser. 05-83, Class QP, 16.754s, 2034	530,798	727,194

MORTGAGE-BACKED SECURITIES (31.5%)* cont.	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 404, Class S13, IO, 6.154s, 2040	$12,179,088	$1,685,251
IFB Ser. 10-35, Class SG, IO, 6.154s, 2040	9,253,663	1,491,968
IFB Ser. 10-46, Class WS, IO, 5.504s, 2040	8,663,602	1,105,042
Ser. 374, Class 6, IO, 5 1/2s, 2036	1,862,617	243,053
Ser. 398, Class C5, IO, 5s, 2039	1,463,530	119,827
Ser. 10-13, Class EI, IO, 5s, 2038	930,421	44,762
Ser. 378, Class 19, IO, 5s, 2035	4,604,530	552,544
Ser. 12-30, Class HI, IO, 4 1/2s, 2040	23,636,329	4,060,249
Ser. 409, Class 82, IO, 4 1/2s, 2040	18,172,093	2,556,338
Ser. 366, Class 22, IO, 4 1/2s, 2035	1,702,767	129,666
Ser. 406, Class 2, IO, 4s, 2041	7,160,389	852,534
Ser. 406, Class 1, IO, 4s, 2041	4,684,137	591,372
Ser. 409, Class C16, IO, 4s, 2040	12,253,189	1,613,491
Ser. 03-W10, Class 1, IO, 1.421s, 2043	1,016,510	46,696
Ser. 00-T6, IO, 0.762s, 2030	4,137,722	82,754
Ser. 99-51, Class N, PO, zero %, 2029	56,967	54,977

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.079s, 2020 F	5,220,467	112,703

First Union Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 5.35s, 2035	891,000	442,721

GE Capital Commercial Mortgage Corp. FRB Ser. 06-C1,
Class AJ, 5.303s, 2044	972,000	833,276

Government National Mortgage Association
IFB Ser. 11-56, Class MS, 6.827s, 2041	7,316,786	8,217,116
IFB Ser. 10-151, Class SL, IO, 6.453s, 2039	3,370,035	549,754
IFB Ser. 11-37, Class SB, IO, 6.453s, 2038	7,898,489	1,036,677
IFB Ser. 10-85, Class SD, IO, 6.403s, 2038	1,099,768	171,377
IFB Ser. 11-37, Class SD, IO, 6.403s, 2038	10,162,023	1,324,239
IFB Ser. 10-163, Class SI, IO, 6.381s, 2037	8,988,876	1,393,276
IFB Ser. 10-120, Class SB, IO, 5.956s, 2035	2,101,433	196,316
IFB Ser. 10-20, Class SC, IO, 5.903s, 2040	559,953	92,868
IFB Ser. 11-79, Class AS, IO, 5.863s, 2037	6,480,609	603,882
IFB Ser. 10-116, Class SL, IO, 5.803s, 2039	3,305,375	516,498
IFB Ser. 10-61, Class SJ, IO, 5.801s, 2040	9,189,928	1,719,527
IFB Ser. 11-70, Class SM, IO, 5.641s, 2041	5,451,000	1,527,479
IFB Ser. 11-70, Class SH, IO, 5.641s, 2041	5,599,000	1,595,155
Ser. 11-140, Class BI, IO, 4 1/2s, 2040	3,860,627	404,478
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	967,481	166,600
Ser. 10-168, Class PI, IO, 4 1/2s, 2039	3,844,995	482,393
Ser. 10-158, Class IP, IO, 4 1/2s, 2039	11,115,890	1,405,604
Ser. 12-8, Class PI, IO, 4s, 2041	7,346,940	1,092,857
Ser. 11-116, Class BI, IO, 4s, 2026	18,205,199	1,789,935
Ser. 12-H02, Class AI, IO, 1.765s, 2062	14,128,106	1,077,268
Ser. 12-H05, Class AI, IO, 1.223s, 2062	40,951,735	2,175,766
Ser. 12-H04, Class FI, IO, 0.938s, 2062	40,312,062	1,914,823
Ser. 11-70, PO, zero %, 2041	12,068,325	9,914,853
Ser. 06-36, Class OD, PO, zero %, 2036	22,823	21,374

Greenpoint Mortgage Funding Trust Ser. 06-AR3, Class 4X,
IO, 1s, 2036	11,335,488	428,481

MORTGAGE-BACKED SECURITIES (31.5%)* cont.	Principal amount	Value

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class D, 4.986s, 2042	$1,583,000	$1,397,789

GS Mortgage Securities Corp. II 144A Ser. 05-GG4, Class XC,
IO, 0.76s, 2039	127,569,037	2,309,000

Harborview Mortgage Loan Trust
FRB Ser. 05-8, Class 1A2B, 0.607s, 2035	1,689,849	397,115
FRB Ser. 05-3, Class 2A1A, 0.487s, 2035	2,220,635	1,471,171
FRB Ser. 06-7, Class 2A1A, 0.447s, 2046	8,350,845	5,177,524

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR39,
Class A1, 0.426s, 2037	7,626,976	4,280,640

IndyMac Index Mortgage Loan Trust FRB Ser. 06-AR35,
Class 2A1A, 0.416s, 2037	10,393,271	5,727,867

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 07-CB20, Class X1, IO, 0.156s, 2051	122,510,020	1,225,590

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class G, 6.41s, 2031	1,951,082	1,946,204
Ser. 98-C4, Class J, 5.6s, 2035	965,000	1,012,478

Luminent Mortgage Trust FRB Ser. 06-1, Class A1, 0.485s, 2036	3,123,203	1,530,370

Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X,
IO, PO, 0.8s, 2047	8,680,517	249,999

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.133s, 2028 F	152,402	3,505

Merrill Lynch Mortgage Trust
Ser. 05-LC1, Class AJ, 5.319s, 2044 F	1,223,000	1,184,731
Ser. 05-CKI1, Class AJ, 5.219s, 2037 F	2,509,000	2,344,776
Ser. 04-KEY2, Class D, 5.046s, 2039	993,000	878,805

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.984s, 2037	857,883	64,341
Ser. 07-C5, Class X, IO, 4.866s, 2049	4,105,190	307,889

Morgan Stanley Capital I 144A FRB Ser. 04-RR, Class F7,
6s, 2039	3,360,000	2,990,400

Mortgage Capital Funding, Inc. Ser. 97-MC2, Class X, IO,
1.73s, 2012	1,003	—

STRIPS 144A Ser. 03-1A, Class N, 5s, 2018	376,000	376,000

Structured Asset Mortgage Investments Trust Ser. 07-AR6,
Class X2, IO, 0 1/2s, 2047	54,092,630	1,103,490

Structured Asset Mortgage Investments, Inc.
Ser. 06-AR6, Class 2X, IO, 1s, 2046	22,374,496	825,619
Ser. 07-AR1, Class 1X, IO, 0.6s, 2037	7,778,367	167,235
FRB Ser. 06-AR1, Class 3A1, 0.476s, 2036	1,354,084	768,443
FRB Ser. 06-AR8, Class A1A, 0.446s, 2036	5,207,695	2,916,309
Ser. 06-AR8, Class X, IO, 0.4s, 2036	34,074,779	456,602

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3,
IO, 6.005s, 2045	6,955,736	1,252,032

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C25, Class AJ, 5.736s, 2043	1,273,000	1,237,611
FRB Ser. 05-C20, Class B, 5 1/4s, 2042	4,060,000	3,929,443
Ser. 07-C34, IO, 0 3/8s, 2046	33,796,193	514,040

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 04-C15, Class G, 5.395s, 2041	1,500,000	1,257,945
FRB Ser. 03-C8, Class H, 5.207s, 2035 F	1,304,000	1,169,670

MORTGAGE-BACKED SECURITIES (31.5%)* cont.		Principal amount	Value

WAMU Mortgage Pass-Through Certificates
FRB Ser. 07-HY6, Class 2A1, 5.017s, 2037		$1,914,787	$1,442,313
FRB Ser. 05-AR12, Class 1A4, 2.455s, 2035		1,130,000	962,760
FRB Ser. 06-AR17, Class 1A, 0.967s, 2046		4,651,191	3,178,624
FRB Ser. 07-OA5, Class 1A, 0.897s, 2047		1,337,987	959,337
FRB Ser. 05-AR17, Class A1C3, 0.726s, 2045		2,104,907	932,737
FRB Ser. 05-AR15, Class A1C3, 0.726s, 2045		2,011,689	794,617
FRB Ser. 05-AR8, Class 2AC2, 0.706s, 2045		3,199,067	2,495,688
FRB Ser. 05-AR13, Class A1B2, 0.676s, 2045		2,264,977	1,642,108
FRB Ser. 2005-AR17, Class A1B2, 0.655s, 2045		1,467,160	1,078,362
FRB Ser. 05-AR2, Class 2A1B, 0.616s, 2045		1,856,270	1,471,094
FRB Ser. 05-AR6, Class 2AB3, 0.516s, 2045		967,448	790,309

Washington Mutual Mortgage Pass-Through Certificates
FRB Ser. 07-OA3, Class 5A, 2.39s, 2047 F		3,966,068	2,379,348
FRB Ser. 06-AR11, Class 1A, 1.107s, 2046		6,030,747	4,311,984
FRB Ser. 06-AR9, Class 2A, 0.987s, 2046		6,585,795	2,667,247
FRB Ser. 07-OA1, Class A1A, 0.847s, 2047		6,985,338	4,470,616

Total mortgage-backed securities (cost $247,214,769)			$258,086,202

CORPORATE BONDS AND NOTES (31.1%)*		Principal amount	Value

Basic materials (1.7%)
Atkore International, Inc. company guaranty sr. notes 9 7/8s, 2018		$695,000	$667,200

Celanese US Holdings, LLC company guaranty sr. unsec. notes
6 5/8s, 2018 (Germany)		620,000	678,900

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)		430,000	465,475

Clondalkin Acquisition BV 144A company guaranty sr. notes FRN
2.468s, 2013 (Netherlands)		165,000	149,325

Ferro Corp. sr. unsec. notes 7 7/8s, 2018		650,000	611,000

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)		290,000	305,225

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s, 2015
(Australia)		203,000	207,060

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)		420,000	423,428

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)		255,000	251,251

Grohe Holding GmbH 144A company guaranty sr. notes FRN
4.662s, 2017 (Germany)	EUR	721,000	834,601

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018		$375,000	379,688

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		661,000	760,150

INEOS Finance PLC 144A company guaranty sr. notes 9 1/4s,
2015 (United Kingdom)	EUR	270,000	352,968

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)		$130,000	137,150

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		100,000	101,500

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (United Kingdom)	EUR	553,000	578,084

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Basic materials cont.
LyondellBasell Industries NV sr. unsec. notes 6s, 2021
(Netherlands)		$500,000	$575,000

LyondellBasell Industries NV sr. unsec. unsub notes 5s, 2019
(Netherlands)		950,000	1,030,750

LyondellBasell Industries NV sr. unsec. unsub. notes 5 3/4s,
2024 (Netherlands)		525,000	594,563

Momentive Performance Materials, Inc. company guaranty
notes 9 1/2s, 2021	EUR	310,000	275,293

Momentive Performance Materials, Inc. notes 9s, 2021		$61,000	44,530

Momentive Performance Materials, Inc. 144A company
guaranty sr. notes 10s, 2020		91,000	92,138

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		360,000	399,600

Novelis, Inc. company guaranty sr. unsec. notes 7 1/4s, 2015		546,000	550,095

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		223,000	239,168

SGL Carbon SE company guaranty sr. sub. notes FRN Ser. EMTN,
1.94s, 2015 (Germany)	EUR	339,000	406,507

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)		$259,000	261,590

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017		228,000	258,210

Solutia, Inc. company guaranty sr. unsec. notes 7 7/8s, 2020		499,000	591,315

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016		550,000	570,625

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)		291,000	321,555

TPC Group, LLC company guaranty sr. notes 8 1/4s, 2017		456,000	493,620

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019		200,000	79,000

			13,686,564
Capital goods (1.7%)
Altra Holdings, Inc. company guaranty sr. notes 8 1/8s, 2016		80,000	85,400

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019		679,000	728,228

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 5 1/4s, 2014		244,000	251,015

ARD Finance SA sr. notes Ser. REGS, 11 1/8s, 2018
(Luxembourg) ‡‡	EUR	158,343	175,169

ARD Finance SA 144A sr. notes 11 1/8s, 2018 (Luxembourg) ‡‡	EUR	111,858	123,745

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	190,000	244,378

Ardagh Packaging Finance PLC 144A company guaranty
sr. notes 7 3/8s, 2017 (Ireland)	EUR	130,000	167,206

Ball Corp. company guaranty sr. unsec. notes 5s, 2022		$82,000	86,715

BE Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		689,000	766,513

BE Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		325,000	339,625

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		199,000	217,408

Berry Plastics Corp. company guaranty unsub. notes 9 3/4s, 2021		56,000	62,720

Berry Plastics Holding Corp. company guaranty sr. unsec. sub.
notes 10 1/4s, 2016		425,000	438,813

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		345,000	369,150

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Capital goods cont.
Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec notes
10 1/8s, 2020		$250,000	$256,250

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	100,000	133,762

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		$709,000	762,175

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		860,000	1,094,131

Mueller Water Products, Inc. company guaranty sr. unsec. unsub.
notes 8 3/4s, 2020		51,000	56,993

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		587,000	545,910

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		265,000	283,550

Rexam PLC unsec. sub. bonds FRB 6 3/4s, 2067
(United Kingdom)	EUR	350,000	407,881

Rexel SA company guaranty sr. unsec. notes 8 1/4s, 2016
(France)	EUR	593,000	800,094

Reynolds Group Issuer, Inc. company guaranty sr. notes
7 7/8s, 2019		$150,000	165,000

Reynolds Group Issuer, Inc. company guaranty sr. notes
7 1/8s, 2019		160,000	170,000

Reynolds Group Issuer, Inc. company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		350,000	371,875

Reynolds Group Issuer, Inc. company guaranty sr. unsec. unsub.
notes 9s, 2019		185,000	188,238

Reynolds Group Issuer, Inc. company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)		120,000	117,900

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 3/4s, 2016	EUR	843,000	1,081,309

Ryerson, Inc. company guaranty sr. notes 12s, 2015		$777,000	780,885

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		345,000	373,031

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		330,000	355,988

Terex Corp. sr. unsec. sub. notes 8s, 2017		137,000	144,193

Thermadyne Holdings Corp. company guaranty sr. notes 9s, 2017		894,000	925,290

Thermon Industries, Inc. company guaranty sr. notes 9 1/2s, 2017		232,000	255,200

TransDigm, Inc. company guaranty unsec. sub. notes 7 3/4s, 2018		519,000	578,685

			13,904,425
Communication services (4.1%)
Bresnan Broadband Holdings, LLC 144A company guaranty
sr. unsec. unsub. notes 8s, 2018		153,000	163,710

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		200,000	228,500

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020		400,000	443,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 7 7/8s, 2018		231,000	252,079

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021		296,000	320,420

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019		317,000	346,323

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Communication services cont.
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. notes 8 5/8s, 2017		$347,000	$373,893

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018		488,000	478,240

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017		174,000	184,005

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015		811,000	766,395

Cricket Communications, Inc. company guaranty sr. unsec. notes
7 3/4s, 2020		550,000	525,250

Cricket Communications, Inc. company guaranty sr. unsec. unsub.
notes 10s, 2015		870,000	909,150

Cricket Communications, Inc. company guaranty sr. unsub. notes
7 3/4s, 2016		1,110,000	1,176,600

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019		160,000	175,600

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)		717,000	751,058

DISH DBS Corp. company guaranty 7 1/8s, 2016		28,000	30,905

DISH DBS Corp. company guaranty 6 5/8s, 2014		1,214,000	1,309,603

DISH DBS Corp. company guaranty sr. unsec. notes 7 3/4s, 2015		274,000	306,538

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021		443,000	484,531

Equinix, Inc. sr. unsec. notes 7s, 2021		305,000	339,313

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021		145,000	159,500

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017		140,000	153,300

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018		1,586,000	1,728,740

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019		488,000	524,600

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021		594,000	656,370

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)		979,000	1,057,320

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)		323,000	345,610

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg) ‡‡		2,478,562	2,577,704

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)		586,000	609,440

Kabel Deutschland GmbH 144A sr. bonds 6 1/2s, 2018
(Germany)	EUR	245,000	321,708

Level 3 Communications, Inc. 144A sr. unsec. notes 8 7/8s, 2019		$50,000	50,875

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
9 3/8s, 2019		285,000	312,075

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
8 5/8s, 2020		332,000	356,070

Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
8 1/8s, 2019		85,000	89,463

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019		131,000	144,755

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018		945,000	1,004,063

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Communication services cont.
Nextel Communications, Inc. company guaranty sr. unsec. notes
Ser. D, 7 3/8s, 2015		$46,000	$46,345

NII Capital Corp. company guaranty sr. unsec. unsub. notes
10s, 2016		839,000	843,195

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019		36,000	28,620

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021		159,000	123,225

PAETEC Holding Corp. company guaranty sr. notes 8 7/8s, 2017		616,000	666,820

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		371,000	418,303

Phones4U Finance PLC 144A sr. notes 9 1/2s, 2018
(United Kingdom)	GBP	410,000	581,751

Qwest Corp. sr. unsec. notes 7 1/2s, 2014		$145,000	162,703

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025		382,000	438,437

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019		153,000	170,213

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8s, 2016		263,000	279,832

SBA Telecommunications, Inc. 144A company guaranty sr. unsec.
unsub. notes 5 3/4s, 2020		125,000	131,563

Sprint Capital Corp. company guaranty 8 3/4s, 2032		79,000	78,605

Sprint Capital Corp. company guaranty 6 7/8s, 2028		110,000	98,450

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		1,764,000	1,927,170

Sprint Nextel Corp. sr. unsec. notes 6s, 2016		330,000	334,125

Sprint Nextel Corp. 144A company guaranty sr. unsec. notes
9s, 2018		959,000	1,119,633

Sprint Nextel Corp. 144A sr. unsec. notes 9 1/8s, 2017		370,000	411,625

Sunrise Communications Holdings SA 144A company guaranty
sr. notes 8 1/2s, 2018 (Luxembourg)	EUR	145,000	192,310

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	CHF	160,000	176,364

Sunrise Communications International SA 144A company
guaranty sr. notes 7s, 2017 (Luxembourg)	EUR	100,000	131,856

Unitymedia GmbH company guaranty sr. notes Ser. REGS,
9 5/8s, 2019 (Germany)	EUR	678,000	925,299

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
sr. notes 7 1/2s, 2019 (Germany)	EUR	305,000	394,036

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 8 1/8s, 2017 (Germany)	EUR	489,000	645,587

UPC Holdings BV sr. notes 9 3/4s, 2018 (Netherlands)	EUR	677,000	904,184

Virgin Media Finance PLC company guaranty sr. unsec. bonds
8 7/8s, 2019 (United Kingdom)	GBP	79,000	137,410

Virgin Media Finance PLC company guaranty sr. unsec. unsub.
notes 5 1/4s, 2022 (United Kingdom)		$200,000	207,749

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 3/8s, 2018 (Luxembourg)	EUR	760,000	806,957

Wind Acquisition Holding company guaranty sr. notes Ser. REGS,
12 1/4s, 2017 (Luxembourg) ‡‡	EUR	250,027	204,576

CORPORATE BONDS AND NOTES (31.1%)* cont.	Principal amount	Value

Communication services cont.
Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018	$140,000	$149,450

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	584,000	641,670

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021	254,000	271,780

		33,306,549
Consumer cyclicals (5.4%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	60,000	65,400

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	50,000	37,000

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	955,000	802,200

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	560,000	476,000

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	410,000	444,850

American Casino & Entertainment Properties LLC sr. notes
11s, 2014	522,000	544,838

AmeriGas Finance, LLC/AmeriGas Finance Corp. company
guaranty sr. unsec. notes 7s, 2022	335,000	355,100

ARAMARK Holdings Corp. 144A sr. unsec. notes 8 5/8s, 2016 ‡‡	167,000	170,759

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	125,000	129,688

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	600,000	666,750

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	130,000	136,338

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
6 7/8s, 2015	172,000	171,570

Beazer Homes USA, Inc. sr. unsec. notes 9 1/8s, 2019	164,000	159,695

Bon-Ton Department Stores, Inc. (The) 144A company guaranty
sr. notes 10 5/8s, 2017	675,000	547,594

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	235,000	256,738

Building Materials Corp. 144A sr. notes 7s, 2020	140,000	152,600

Building Materials Corp. 144A sr. notes 6 7/8s, 2018	180,000	193,950

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	360,000	393,300

Burlington Coat Factory Warehouse Corp. company guaranty
sr. unsec. notes 10s, 2019	320,000	339,600

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 10s, 2018	777,000	503,108

Caesars Entertainment Operating Co., Inc. sr. notes 11 1/4s, 2017	394,000	426,505

Cedar Fair LP/Canada’s Wonderland Co./Magnum
Management Corp. company guaranty sr. unsec. notes
9 1/8s, 2018	170,000	191,356

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	265,000	230,550

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2022	175,000	186,375

CORPORATE BONDS AND NOTES (31.1%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021		$705,000	$734,081

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021		100,000	111,000

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty 10 3/4s, 2017 ‡‡		740,150	779,933

Clear Channel Communications, Inc. company guaranty sr. notes
9s, 2021		313,000	261,355

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. unsub. notes Ser. B, 9 1/4s, 2017		1,083,000	1,169,640

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015		305,000	316,438

Conti-Gummi Finance B.V. company guaranty bonds Ser. REGS,
7 1/8s, 2018 (Netherlands)	EUR	708,000	929,697

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019		$540,000	523,800

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		695,000	734,963

Ford Motor Credit Co., LLC sr. unsec. notes 5s, 2018		890,000	948,613

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		250,000	275,593

Gray Television, Inc. company guaranty sr. notes 10 1/2s, 2015		480,000	508,800

Great Canadian Gaming Corp. 144A company guaranty sr. unsec
notes 6 5/8s, 2022 (Canada)	CAD	600,000	605,415

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s, 2040 (Mexico)		$195,000	250,035

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)		128,000	151,245

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		407,000	434,981

HD Supply, Inc. 144A company guaranty sr. notes 8 1/8s, 2019		440,000	479,600

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		1,007,000	1,140,428

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		821,000	854,866

Isle of Capri Casinos, Inc. 144A company guaranty sr. sub. notes
8 7/8s, 2020		295,000	295,369

ISS Holdings A/S sr. sub. notes Ser. REGS, 8 7/8s, 2016
(Denmark)	EUR	698,000	878,142

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	75,000	95,336

KB Home company guaranty sr. unsec. unsub. notes 7 1/2s, 2022		$50,000	50,375

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		225,000	252,281

Lamar Media Corp. company guaranty sr. sub. notes 5 7/8s, 2022		130,000	137,150

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 8 1/8s, 2016		1,760,000	1,832,600

Lennar Corp. 144A company guaranty sr. notes 4 3/4s, 2017		125,000	124,375

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021		360,000	401,400

Limited Brands, Inc. sr. notes 5 5/8s, 2022		190,000	198,550

Lottomatica Group SpA sub. notes FRN Ser. REGS, 8 1/4s,
2066 (Italy)	EUR	730,000	810,429

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5.9s, 2016		$460,000	535,218

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †		$760,000	$62,700

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)		274,000	284,960

MGM Resorts International company guaranty sr. notes 9s, 2020		103,000	114,716

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016		145,000	146,088

MGM Resorts International company guaranty sr. unsec. notes
6 5/8s, 2015		471,000	486,896

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022		255,000	255,638

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019 ‡‡		1,200,975	1,230,999

Navistar International Corp. sr. notes 8 1/4s, 2021		1,034,000	964,205

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019		315,000	316,181

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 7 3/4s, 2018		345,000	388,125

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018		666,000	719,280

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021		355,000	365,650

Owens Corning company guaranty sr. unsec. notes 9s, 2019		1,248,000	1,588,080

Penn National Gaming, Inc. sr. unsec. sub. notes 8 3/4s, 2019		115,000	127,219

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 7 3/4s, 2016		380,000	393,300

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		235,000	257,325

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016		230,000	248,400

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017		120,000	130,800

Polish Television Holding BV sr. notes stepped-coupon
Ser. REGS, 11 1/4s (13s, 11/15/14), 2017 (Netherlands) ††	EUR	790,000	993,099

QVC Inc. 144A sr. notes 7 1/2s, 2019		$275,000	305,961

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019		120,000	121,200

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019		125,000	131,875

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016		354,000	342,495

Sabre, Inc. 144A sr. notes 8 1/2s, 2019		281,000	292,943

Schaeffler Finance BV 144A company guaranty sr. notes 8 3/4s,
2019 (Germany)	EUR	595,000	783,334

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Germany)		$200,000	214,000

Scotts Miracle-Gro Co. (The) company guaranty sr. unsec. unsub.
notes 6 5/8s, 2020		330,000	358,050

Sealy Mattress Co. 144A company guaranty sr. notes 10 7/8s, 2016		200,000	216,500

Sears Holdings Corp. company guaranty 6 5/8s, 2018		323,000	289,489

Spectrum Brands Holdings, Inc. Company
guaranty sr. notes 9 1/2s, 2018		879,000	1,004,258

Spectrum Brands Holdings, Inc. 144A sr. notes 6 3/4s, 2020		255,000	266,475

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A notes 8 5/8s, 2016		165,000	173,663

Toys “R” Us, Inc. sr. unsec. unsub. notes 7 7/8s, 2013		45,000	46,913

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Toys “R” Us, Inc. 144A sr. unsec. notes 10 3/8s, 2017		$125,000	$125,625

Toys R Us — Delaware, Inc. 144A company guaranty sr. notes
7 3/8s, 2016		105,000	104,738

Toys R Us Property Co., LLC company guaranty sr. notes
8 1/2s, 2017		135,000	145,800

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017		607,000	670,735

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016		299,000	106,893

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014		55,000	40,081

Travelport, LLC 144A sr. notes 6.461s, 2016 ‡‡		114,000	86,640

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016		304,000	207,480

TRW Automotive, Inc. company guaranty sr. unsec. unsub. notes
Ser. REGS, 6 3/8s, 2014	EUR	235,000	307,771

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$800,000	907,000

TVN Finance Corp. III AB 144A company guaranty sr. unsec.
notes 7 7/8s, 2018 (Sweden)	EUR	50,000	62,100

Univision Communications, Inc. 144A sr. notes 6 7/8s, 2019		$455,000	473,200

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. company
guaranty 1st mtge. notes 7 3/4s, 2020		250,000	277,500

XM Satellite Radio, Inc. 144A company guaranty sr. unsec. notes
13s, 2013		145,000	160,950

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018		1,206,000	1,308,510

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡		305,000	310,719

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		801,000	847,058

			44,167,189
Consumer staples (1.8%)
Anheuser-Busch InBev Worldwide, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2015	BRL	1,500,000	811,041

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 9 5/8s, 2018		$275,000	304,219

Avis Budget Car Rental, LLC company guaranty sr. unsec. unsub.
notes 7 3/4s, 2016		730,000	751,900

Avis Budget Car Rental, LLC 144A company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019		115,000	123,481

Boparan Finance PLC 144A company guaranty sr. unsec. unsub.
bonds 9 3/4s, 2018 (United Kingdom)	EUR	135,000	172,570

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		$432,000	495,180

CKE Holdings, Inc. 144A sr. notes 10 1/2s, 2016 ‡‡		245,517	271,910

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		284,000	239,270

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		385,000	399,438

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		142,000	162,235

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		200,000	220,750

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Consumer staples cont.
Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017		$599,000	$649,166

Dean Foods Co. company guaranty sr. unsec. unsub. notes
7s, 2016		279,000	287,370

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		265,000	292,825

Dole Food Co. 144A sr. notes 8s, 2016		207,000	216,315

EC Finance PLC company guaranty sr. bonds Ser. REGS,
9 3/4s, 2017 (United Kingdom)	EUR	676,000	837,897

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		$380,000	418,000

Enterprise Inns PLC sr. unsub. mtge. notes 6 1/2s, 2018
(United Kingdom)	GBP	300,000	383,005

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		$155,000	167,206

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s, 2015
(Netherlands)	EUR	360,000	476,045

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020		$150,000	149,430

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021		810,000	757,350

Libbey Glass, Inc. 144A company guaranty sr. notes 6 7/8s, 2020		276,000	291,180

Post Holdings, Inc. 144A sr. unsec. notes 7 3/8s, 2022		165,000	172,013

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		500,000	549,375

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017		620,000	636,275

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017		643,000	658,271

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		535,000	540,350

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020		125,000	140,781

Service Corporation International sr. notes 7s, 2019		180,000	195,750

Smithfield Foods, Inc. sr. unsec. unsub notes 6 5/8s, 2022		340,000	353,175

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		430,000	448,275

UR Merger Sub Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2019		1,400,000	1,568,000

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018		37,000	40,469

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019		447,000	476,614

Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020		115,000	121,325

			14,778,456
Energy (6.5%)
Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021		300,000	258,000

Alpha Natural Resources, Inc. company guaranty sr. unsec. notes
6s, 2019		316,000	274,130

Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031		37,000	49,531

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		666,000	770,541

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		112,000	97,160

Arch Coal, Inc. company guaranty sr. unsec. unsub. notes 7s, 2019		383,000	334,168

ATP Oil & Gas Corp. company guaranty sr. notes 11 7/8s, 2015		150,000	57,750

CORPORATE BONDS AND NOTES (31.1%)* cont.	Principal amount		Value

Energy cont.
Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		$115,000	$122,475

Aurora USA Oil & Gas Inc 144A sr. notes 9 7/8s, 2017		360,000	373,950

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		814,000	881,155

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		325,000	368,063

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		5,000	5,425

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	145,000	172,028

Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015		$1,150,000	1,236,250

Chesapeake Energy Corp. company guaranty sr. unsec. unsub.
notes 6.775s, 2019		94,000	92,120

Chesapeake Midstream Partners LP/CHKM Finance Corp.
company guaranty sr. unsec. notes 5 7/8s, 2021		309,000	308,228

Chesapeake Midstream Partners LP/CHKM Finance Corp.
company guaranty sr. unsec. unsub. notes 6 1/8s, 2022		145,000	146,088

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		515,000	551,050

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022		204,000	206,550

Connacher Oil and Gas, Ltd. 144A notes 8 3/4s, 2018 (Canada)	CAD	515,000	449,401

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020		$293,000	311,313

CONSOL Energy, Inc. company guaranty sr. unsec. notes 8s, 2017		1,667,000	1,762,853

Continental Resources, Inc. 144A company guaranty sr. unsec.
notes 5s, 2022		430,000	447,200

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018		850,000	901,000

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022		150,000	147,000

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020		302,000	339,750

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021		74,000	78,810

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. notes
6 7/8s, 2019		170,000	181,475

EP Energy, LLC/EP Energy Finance, Inc. 144A sr. unsec. notes
9 3/8s, 2020		600,000	645,750

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018		945,000	855,225

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021		234,000	222,300

Forbes Energy Services Ltd. company guaranty sr. unsec. notes
9s, 2019		340,000	324,700

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018		420,000	426,300

Gaz Capital SA sr. unsec. notes Ser. REGS, 7.288s, 2037 (Russia)		780,000	972,777

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Energy cont.
Gazprom OAO Via Gaz Capital SA 144A sr. unsec. notes 7.288s,
2037 (Russia)		$575,000	$721,625

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9 1/4s, 2019 (Russia)		1,855,000	2,399,424

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)		316,000	382,875

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
6.51s, 2022 (Russia)		485,000	562,862

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Russia)		485,000	544,786

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019		451,000	428,450

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017		40,000	40,100

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 6 7/8s, 2021		361,000	370,928

Infinis PLC 144A sr. notes 9 1/8s, 2014 (United Kingdom)	GBP	222,000	358,345

James River Coal Co. company guaranty sr. unsec. unsub. notes
7 7/8s, 2019		$94,000	47,470

Key Energy Services, Inc. company guaranty unsec. unsub. notes
6 3/4s, 2021		175,000	175,438

Key Energy Services, Inc. 144A company guaranty sr. unsec.
notes 6 3/4s, 2021		100,000	99,750

Kodiak Oil & Gas Corp. 144A sr. notes 8 1/8s, 2019		125,000	133,125

Laredo Petroleum, Inc. company guaranty sr. unsec notes
7 3/8s, 2022		150,000	158,250

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019		433,000	489,290

Lone Pine Resources Canada, Ltd. 144A company guaranty
sr. notes 10 3/8s, 2017 (Canada)		184,000	177,560

Lukoil International Finance BV 144A company guaranty sr. unsec.
unsub. bonds 6.656s, 2022 (Russia)		1,080,000	1,244,495

MEG Energy Corp. 144A company guaranty sr. unsec notes
6 3/8s, 2023 (Canada)		150,000	153,375

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)		620,000	643,250

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016		520,000	413,400

National JSC Naftogaz of Ukraine govt. guaranty unsec. notes
9 1/2s, 2014 (Ukraine)		620,000	613,874

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022		180,000	194,400

Northern Oil and Gas, Inc. 144A company guaranty sr. unsec
notes 8s, 2020		375,000	378,750

Oasis Petroleum, Inc. company guaranty sr. unsec notes
6 7/8s, 2023		250,000	252,500

Offshore Group Investment, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)		375,000	412,500

Offshore Group Investment, Ltd. 144A company guaranty
sr. notes 11 1/2s, 2015 (Cayman Islands)		325,000	357,500

PDC Energy, Inc. company guaranty sr. unsec. notes 12s, 2018		539,000	571,340

CORPORATE BONDS AND NOTES (31.1%)* cont.	Principal amount	Value

Energy cont.
Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	$1,146,000	$1,260,600

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	44,000	44,440

Pemex Project Funding Master Trust company guaranty sr. unsec.
unsub. bonds 6 5/8s, 2035 (Mexico)	340,000	436,033

Pemex Project Funding Master Trust company guaranty unsec.
unsub. notes 6 5/8s, 2038 (Mexico)	325,000	416,796

Pertamina Persero PT 144A sr. unsec. notes 4 7/8s, 2022
(Indonesia)	270,000	283,500

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s, 2020
(Canada)	728,000	731,640

Petrobras International Finance Co. company guaranty sr. unsec.
notes 7 7/8s, 2019 (Brazil)	960,000	1,184,976

Petrobras International Finance Co. company guaranty sr. unsec.
notes 6 7/8s, 2040 (Brazil)	140,000	177,303

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	960,000	1,073,935

Petrohawk Energy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014	225,000	248,099

Petroleos de Venezuela SA company guaranty sr. unsec. notes
5 1/4s, 2017 (Venezuela)	4,530,000	3,283,842

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5 3/8s, 2027 (Venezuela)	650,000	379,113

Petroleos de Venezuela SA sr. unsec. notes 4.9s, 2014 (Venezuela)	910,000	794,357

Petroleos de Venezuela SA sr. unsec. sub. bonds 5s, 2015
(Venezuela)	2,205,000	1,754,166

Petroleos de Venezuela SA 144A company guaranty sr. notes
8 1/2s, 2017 (Venezuela)	4,455,000	3,731,063

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 8s, 2013 (Venezuela)	315,000	315,000

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	800,000	932,000

Petroleos Mexicanos company guaranty unsec. unsub. notes 8s,
2019 (Mexico)	1,440,000	1,879,200

Plains Exploration & Production Co. company guaranty sr. unsec.
notes 6 5/8s, 2021	325,000	344,500

Power Sector Assets & Liabilities Management Corp. 144A govt.
guaranty sr. unsec. notes 7.39s, 2024 (Philippines)	690,000	934,950

Power Sector Assets & Liabilities Management Corp. 144A govt.
guaranty sr. unsec. notes 7 1/4s, 2019 (Philippines)	950,000	1,216,000

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	350,000	385,000

Range Resources Corp. company guaranty sr. unsec. sub. notes
5s, 2022	175,000	180,250

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	290,000	317,550

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	950,000	985,625

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	11,000	11,220

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Energy cont.
SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018		$1,344,000	$1,397,760

SM Energy Co. sr. unsec. notes 6 5/8s, 2019		190,000	196,650

SM Energy Co. 144A sr. notes 6 1/2s, 2023		75,000	76,875

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021		135,000	133,650

Unit Corp. 144A company guaranty sr. sub. notes 6 5/8s, 2021		250,000	248,125

Williams Cos., Inc. (The) notes 7 3/4s, 2031		158,000	201,142

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017		750,000	768,750

			53,020,288
Financials (4.5%)
ACE Cash Express, Inc. 144A sr. notes 11s, 2019		276,000	245,640

Air Lease Corp. 144A sr. notes 5 5/8s, 2017		380,000	380,950

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017		335,000	362,219

Ally Financial, Inc. company guaranty sr. unsec. notes
6 7/8s, 2012		818,000	819,636

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
8.3s, 2015		240,000	266,700

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020		1,320,000	1,539,450

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
FRN 2.667s, 2014		85,000	82,445

American International Group, Inc. jr. sub. bonds FRB
8.175s, 2068		440,000	501,600

Banco do Brasil SA 144A sr. unsec. notes 9 3/4s, 2017 (Brazil)	BRL	855,000	454,787

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2023 (Brazil)		$475,000	498,750

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)		1,080,000	1,127,887

Capital One Capital IV company guaranty jr. unsec. sub. notes
FRN 6.745s, 2037		374,000	375,870

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020		135,000	144,956

CIT Group, Inc. sr. unsec. notes 5s, 2022		385,000	385,000

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		310,000	326,251

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2017		250,000	261,250

CIT Group, Inc. 144A bonds 7s, 2017		849,595	853,843

CIT Group, Inc. 144A bonds 7s, 2016		697,000	700,485

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018		470,000	514,650

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019		380,000	400,900

CNO Financial Group, Inc. 144A company guaranty sr. notes
9s, 2018		130,000	139,750

Community Choice Financial, Inc. 144A sr. notes 10 3/4s, 2019		395,000	391,050

Dresdner Funding Trust I jr. unsec. sub. notes 8.151s, 2031		500,000	407,500

Dresdner Funding Trust I 144A bonds 8.151s, 2031		579,000	471,885

HBOS Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB 6.071s, (Perpetual maturity) (Jersey)		399,000	270,323

HSBC Capital Funding LP/Jersey bank guaranty jr. unsec. sub.
bonds FRB 5.13s, (Perpetual maturity) (Jersey)	EUR	486,000	547,009

HUB International Holdings, Inc. 144A sr. sub. notes
10 1/4s, 2015		$185,000	185,925

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Financials cont.
HUB International Holdings, Inc. 144A sr. unsec. unsub. notes
9s, 2014		$135,000	$137,363

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018		895,000	950,938

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019		126,000	132,773

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015		175,000	178,938

JPMorgan Chase & Co. 144A sr. unsec. notes FRN zero %, 2017		600,000	731,580

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097		1,330,000	1,361,020

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R		177,000	188,063

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R		255,000	262,969

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)		174,000	194,010

Nuveen Investments, Inc. company guaranty sr. unsec. unsub.
notes 10 1/2s, 2015		340,000	345,100

RBS Capital Trust III bank guaranty jr. unsec. sub. notes 5.512s,
(Perpetual maturity) (United Kingdom)		525,000	320,250

Royal Bank of Scotland Group PLC jr. sub. notes FRN Ser. MTN,
7.64s, 2049 (United Kingdom)		600,000	429,767

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A notes
7 1/8s, 2014 (Russia)		775,000	822,329

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
sr. unsec. notes 5.298s, 2017 (Russia)		550,000	576,539

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Luxembourg)		500,000	541,770

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)		1,160,000	1,209,300

State Bank of India/London 144A sr. unsec. notes 4 1/2s,
2015 (India)		360,000	370,440

UBS AG/Jersey Branch jr. unsec. sub. notes FRN Ser. EMTN,
7.152s, (Perpetual maturity) (Jersey)	EUR	400,000	475,948

UBS AG/Jersey Branch jr. unsec. sub. FRB 4.28s,
(Perpetual maturity) (Jersey)	EUR	182,000	193,319

Ukreximbank Via Biz Finance PLC sr. unsec. unsub. bonds 8 3/8s,
2015 (United Kingdom)		$425,000	395,297

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)		1,100,000	1,256,310

VTB Bank OJSC 144A jr. sub. notes FRN 9 1/2s, 2049 (Russia)		1,650,000	1,650,000

VTB Bank OJSC Via VTB Capital SA sr. notes 6 1/4s, 2035 (Russia)		1,065,000	1,123,852

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 7/8s,
2018 (Russia)		4,520,000	4,836,400

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6 1/4s,
2035 (Russia)		2,934,000	3,096,133

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. unsub. notes
6.609s, 2012 (Russia)		2,612,000	2,644,180

			37,081,299

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Health care (1.8%)
Aviv Healthcare Properties LP company guaranty sr. unsec. notes
7 3/4s, 2019		$325,000	$335,969

Bayer AG jr. unsec. sub. bonds FRB 5s, 2105 (Germany)	EUR	364,000	459,810

Biomet, Inc. company guaranty sr. unsec. notes 10s, 2017		$236,000	251,340

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		275,000	283,250

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		380,000	402,800

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	455,000	620,613

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		$507,000	548,828

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 7 1/8s, 2020		250,000	260,000

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s, 2017
(Luxembourg)	EUR	160,000	204,654

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s, 2018
(Luxembourg)		$1,070,000	1,106,113

Elan Finance PLC/Elan Finance Corp. company guaranty
sr. unsec. notes 8 3/4s, 2016 (Ireland)		383,000	416,513

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		504,000	536,130

Endo Health Solutions, Inc. company guaranty sr. unsec. notes
7s, 2019		290,000	320,450

Fresenius Medical Care US Finance II, Inc. 144A company guaranty
sr. unsec. notes 5 5/8s, 2019		370,000	397,288

Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		125,000	144,219

Grifols, Inc. company guaranty sr. unsec. notes 8 1/4s, 2018		511,000	559,545

HCA, Inc. sr. notes 6 1/2s, 2020		1,580,000	1,765,650

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		450,000	505,125

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		740,000	764,050

Hologic, Inc. 144A company guaranty sr. unsec. notes
6 1/4s, 2020		110,000	116,325

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		548,000	537,040

Kinetics Concept/KCI USA 144A company guaranty sr. unsec.
notes 12 1/2s, 2019		445,000	409,400

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		345,000	379,069

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		277,000	306,085

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		640,000	651,200

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015		329,569	334,513

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019		370,000	393,125

Tenet Healthcare Corp. company guaranty sr. notes 10s, 2018		276,000	320,160

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		455,000	494,813

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		471,000	533,996

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020		70,000	72,275

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018		$170,000	$179,563

Valeant Pharmaceuticals International 144A sr. notes 6 3/4s, 2017		70,000	74,550

Vanguard Health Systems, Inc. sr. unsec. notes zero %, 2016		16,000	10,880

			14,695,341
Technology (1.3%)
Advanced Micro Devices, Inc. sr. unsec. notes 7 3/4s, 2020		599,000	627,453

Avaya, Inc. company guaranty sr. unsec. notes 9 3/4s, 2015		252,000	196,560

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019		552,000	497,490

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015 ‡‡		288,000	285,840

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		643,000	630,140

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019		183,000	187,575

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 7/8s, 2020		258,000	290,895

Fidelity National Information Services, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2017		172,000	190,060

First Data Corp. company guaranty sr. unsec. notes 12 5/8s, 2021		790,000	797,900

First Data Corp. company guaranty sr. unsec. notes 10.55s, 2015		783,603	803,193

First Data Corp. company guaranty sr. unsec. sub. notes
11 1/4s, 2016		242,000	230,505

First Data Corp. 144A company guaranty notes 8 1/4s, 2021		537,000	535,658

First Data Corp. 144A company guaranty sr. notes 8 7/8s, 2020		175,000	191,625

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019		235,000	245,281

Freescale Semiconductor, Inc. company guaranty sr. unsec. notes
10 3/4s, 2020		85,000	90,525

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018		855,000	936,225

Infor (US), Inc. 144A sr. notes 9 3/8s, 2019		125,000	133,750

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020		1,035,000	1,104,863

Iron Mountain, Inc. sr. sub. notes 8 3/8s, 2021		290,000	321,175

NXP BV/NXP Funding, LLC 144A company guaranty sr. notes
9 3/4s, 2018 (Netherlands)		516,000	590,820

Seagate HDD Cayman company guaranty sr. unsec. unsub. notes
7 3/4s, 2018 (Cayman Islands)		433,000	479,548

SunGard Data Systems, Inc. company guaranty sr. unsec. sub.
notes 10 1/4s, 2015		817,000	836,404

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020		344,000	369,370

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019		431,000	470,868

			11,043,723
Transportation (0.3%)
Aguila 3 SA company guaranty sr. notes Ser. REGS, 7 7/8s, 2018
(Luxembourg)	CHF	1,111,000	1,203,403

Aguila 3 SA 144A company guaranty sr. notes 7 7/8s, 2018
(Luxembourg)		$170,000	180,200

AMGH Merger Sub, Inc. 144A company guaranty sr. notes
9 1/4s, 2018		466,000	497,455

CORPORATE BONDS AND NOTES (31.1%)* cont.		Principal amount	Value

Transportation cont.
Swift Services Holdings, Inc. company guaranty sr. notes
10s, 2018		$555,000	$603,563

Western Express, Inc. 144A sr. notes 12 1/2s, 2015		261,000	161,168

			2,645,789
Utilities and power (2.0%)
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017		1,140,000	1,325,250

AES Corp. (The) 144A sr. notes 7 3/8s, 2021		310,000	354,563

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020		380,000	427,500

Calpine Corp. 144A sr. notes 7 1/4s, 2017		995,000	1,077,088

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)		615,000	702,077

Dynegy Holdings, LLC sr. unsec. notes 7 3/4s, 2019 (In default) †		940,000	599,250

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016		289,000	158,950

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013		135,000	78,975

Edison Mission Energy sr. unsec. notes 7.2s, 2019		292,000	156,950

Edison Mission Energy sr. unsec. notes 7s, 2017		44,000	23,980

El Paso Corp. sr. unsec. notes 7s, 2017		160,000	183,332

El Paso Natural Gas Co. debs. 8 5/8s, 2022		577,000	743,625

Energy Future Holdings Corp. company guaranty sr. notes
10s, 2020		1,390,000	1,502,938

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020		784,000	863,380

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020		692,000	790,610

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020		644,000	705,180

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018		105,000	115,763

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016		220,000	245,300

Majapahit Holding BV 144A company guaranty sr. unsec. notes
8s, 2019 (Indonesia)		525,000	644,438

Majapahit Holding BV 144A company guaranty sr. unsec. notes
7 3/4s, 2020 (Indonesia)		2,425,000	2,960,028

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019		180,000	195,300

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021		1,375,000	1,460,938

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020		255,000	295,293

Tennessee Gas Pipeline Co., LLC sr. unsec. unsub. debs. 7s, 2028		145,000	187,940

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020		205,000	151,700

Vattenfall AB jr. unsec. sub. bonds FRB 5 1/4s, 2049 (Replace
maturity date by Perpetual maturity) (Sweden)	EUR	364,000	467,321

			16,417,669

Total corporate bonds and notes (cost $248,156,844)			$254,747,292

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (12.7%)*		Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.6%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, November 20, 2038		$1,507,371	$1,713,987
3s, TBA, August 1, 2042		3,000,000	3,171,563

			4,885,550

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (12.7%)* cont.		Principal amount	Value

U.S. Government Agency Mortgage Obligations (12.1%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 3 1/2s, TBA, August 1, 2042		$23,000,000	$24,355,742

Federal National Mortgage Association Pass-Through Certificates
6 1/2s, April 1, 2016		7,579	8,075
6 1/2s, TBA, August 1, 2042		4,000,000	4,507,500
3 1/2s, TBA, August 1, 2042		13,000,000	13,793,203
3s, TBA, September 1, 2042		12,000,000	12,450,937
3s, TBA, August 1, 2042		42,000,000	43,693,125

			98,808,582

Total U.S. government and agency mortgage obligations (cost $103,033,850)			$103,694,132

U.S. TREASURY OBLIGATIONS (1.0%)*		Principal amount	Value

U.S. Treasury Inflation Protected Securities 1.125%, January 15, 2021 [i]		$921,420	$1,077,656

U.S. Treasury Inflation Protected Securities 2.000%, January 15, 2014 [i]		1,552,337	1,620,919

U.S. Treasury Notes 0.125%, September 30, 2013 [i]		635,000	634,740

U.S. Treasury Notes 0.375%, July 31, 2013 [i]		3,998,000	4,005,356

U.S. Treasury Notes 1.375%, September 15, 2012 [i]		400,000	402,688

U.S. Treasury Notes 1.875%, August 31, 2017 [i]		333,000	356,360

Total U.S. treasury obligations (cost $8,097,719)			$8,097,719

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (10.0%)*	strike price	amount	Value

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 2.042%
versus the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/2.042	$893,000	$35,604

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 2.064%
versus the three month USD-LIBOR-BBA maturing
September 2022.	Sep-12/2.064	893,000	36,622

Option on an interest rate swap with Bank of America,
N.A. for the right to receive a fixed rate of 2.085%
versus the three month USD-LIBOR-BBA maturing
October 2022.	Oct-12/2.085	893,000	38,060

Option on an interest rate swap with Barclay’s Bank,
PLC for the right to pay a fixed rate of 1.75% versus
the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/1.75	27,030,000	448,157

Option on an interest rate swap with Barclay’s Bank,
PLC for the right to pay a fixed rate of 2.00% versus
the three month USD-LIBOR-BBA maturing
September 2022.	Sep-12/2.00	10,049,000	18,591

Option on an interest rate swap with Barclay’s Bank,
PLC for the right to pay a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/3.37	33,939,791	34

Option on an interest rate swap with Barclay’s Bank,
PLC for the right to receive a fixed rate of 1.75% versus
the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/1.75	27,030,000	558,710

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (10.0%)* cont.	strike price	amount	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the right to receive a fixed rate of 2.00% versus
the three month USD-LIBOR-BBA maturing
September 2022.	Sep-12/2.00	$10,049,000	$356,237

Option on an interest rate swap with Barclay’s Bank,
PLC for the right to receive a fixed rate of 3.37% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/3.37	33,939,791	5,623,823

Option on an interest rate swap with Citibank, N.A.
for the right to pay a fixed rate of 4.74% versus the
three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.74	18,108,147	311,170

Option on an interest rate swap with Citibank, N.A.
for the right to receive a fixed rate of 4.74% versus the
three month USD-LIBOR-BBA maturing July 2026.	Jul-16/4.74	18,108,147	3,715,104

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 2025.	Sep-15/4.04	22,922,000	424,905

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	Aug-16/4.28	59,347,000	1,370,382

Option on an interest rate swap with Credit Suisse
International for the right to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026.	Jul-16/4.67	43,271,000	804,841

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
1.9475% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/1.9475	42,961,000	1,330,502

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
2.144% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/2.144	15,237,000	759,260

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
2.169% versus the three month USD-LIBOR-BBA
maturing September 2022.	Sep-12/2.169	15,237,000	768,859

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
2.193% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.193	15,237,000	790,496

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
4.04% versus the three month USD-LIBOR-BBA
maturing September 2025.	Sep-15/4.04	22,922,000	3,727,278

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
4.28% versus the three month USD-LIBOR-BBA
maturing August 2026.	Aug-16/4.28	59,347,000	9,973,204

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (10.0%)* cont.	strike price	amount	Value

Option on an interest rate swap with Credit Suisse
International for the right to receive a fixed rate of
4.67% versus the three month USD-LIBOR-BBA
maturing July 2026.	Jul-16/4.67	$43,271,000	$8,544,854

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 2.73% versus the
three month USD-LIBOR-BBA maturing August 2022.	Aug-12/2.73	21,595,000	22

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.375% versus the
three month USD-LIBOR-BBA maturing August 2045.	Aug-15/4.375	7,284,400	205,493

Option on an interest rate swap with Deutsche Bank
AG for the right to pay a fixed rate of 4.46% versus the
three month USD-LIBOR-BBA maturing August 2045.	Aug-15/4.46	7,284,400	190,706

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 2.1125%
versus the three month USD-LIBOR-BBA maturing
November 2022.	Nov-12/2.1125	893,000	39,953

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 2.13375%
versus the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/2.13375	893,000	41,489

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 2.225% versus
the three month USD-LIBOR-BBA maturing
October 2022.	Oct-12/2.225	8,182,000	446,246

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 2.2475%
versus the three month USD-LIBOR-BBA maturing
November 2022.	Nov-12/2.2475	8,182,000	457,701

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 2.27% versus
the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/2.27	8,182,000	468,665

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 2.73% versus
the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/2.73	21,595,000	2,260,349

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 4.375% versus
the three month USD-LIBOR-BBA maturing
August 2045.	Aug-15/4.375	7,284,400	2,942,898

Option on an interest rate swap with Deutsche Bank
AG for the right to receive a fixed rate of 4.46% versus
the three month USD-LIBOR-BBA maturing
August 2045.	Aug-15/4.46	7,284,400	3,066,732

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.235%
versus the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/2.235	2,266,000	23

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.26%
versus the three month USD-LIBOR-BBA maturing
September 2022.	Sep-12/2.26	2,266,000	1,042

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (10.0%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.28%
versus the three month USD-LIBOR-BBA maturing
October 2022.	Oct-12/2.28	$2,266,000	$3,036

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.305%
versus the three month USD-LIBOR-BBA maturing
November 2022.	Nov-12/2.305	2,266,000	5,846

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.325%
versus the three month USD-LIBOR-BBA maturing
December 2022.	Dec-12/2.325	2,266,000	8,905

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.855%
versus the three month USD-LIBOR-BBA maturing
September 2042.	Sep-12/2.855	4,711,000	9,328

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 2.8825%
versus the three month USD-LIBOR-BBA maturing
December 2042.	Dec-12/2.8825	4,711,000	62,798

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 3.49%
versus the three month USD-LIBOR-BBA maturing
September 2026.	Sep-16/3.49	1,774,702	65,806

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021.	Aug-16/4.17	14,131,000	159,539

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 2021.	May-16/4.705	38,578,000	305,924

Option on an interest rate swap with Goldman Sachs
International for the right to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
May 2021.	May-16/4.72	41,000,000	325,950

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.82% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.82	5,860,000	138,355

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.835% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/1.835	5,860,000	145,504

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.845% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.845	5,860,000	151,950

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.855% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/1.855	5,860,000	158,103

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (10.0%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
1.8625% versus the three month USD-LIBOR-BBA
maturing January 2023.	Jan-13/1.8625	$5,860,000	$161,912

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.235% versus the three month USD-LIBOR-BBA
maturing August 2022.	Aug-12/2.235	2,266,000	131,065

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.26% versus the three month USD-LIBOR-BBA
maturing September 2022.	Sep-12/2.26	2,266,000	132,606

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.28% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.28	2,266,000	134,555

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.305% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.305	2,266,000	137,524

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.3175% versus the three month USD-LIBOR-BBA
maturing October 2022.	Oct-12/2.3175	8,182,000	513,175

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.325% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.325	2,266,000	140,220

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.34375% versus the three month USD-LIBOR-BBA
maturing November 2022.	Nov-12/2.34375	8,182,000	525,366

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.3675% versus the three month USD-LIBOR-BBA
maturing December 2022.	Dec-12/2.3675	8,182,000	535,348

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.855% versus the three month USD-LIBOR-BBA
maturing September 2042.	Sep-12/2.855	4,711,000	518,446

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
2.8825% versus the three month USD-LIBOR-BBA
maturing December 2042.	Dec-12/2.8825	4,711,000	572,434

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
3.49% versus the three month USD-LIBOR-BBA
maturing September 2026.	Sep-16/3.49	1,774,702	198,926

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.17% versus the three month USD-LIBOR-BBA
maturing August 2021.	Aug-16/4.17	14,131,000	1,429,492

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (10.0%)* cont.	strike price	amount	Value

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.705% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.705	$38,578,000	$4,871,244

Option on an interest rate swap with Goldman Sachs
International for the right to receive a fixed rate of
4.72% versus the three month USD-LIBOR-BBA
maturing May 2021.	May-16/4.72	41,000,000	5,192,240

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 2.855%
versus the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/2.855	74,503,300	75

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021.	Aug-16/4.17	14,131,000	155,356

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 2021.	May-16/4.705	38,578,000	296,511

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to pay a fixed rate of 5.11%
versus the three month USD-LIBOR-BBA maturing
May 2021.	May-16/5.11	28,044,000	186,857

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to receive a fixed rate of 2.855%
versus the three month USD-LIBOR-BBA maturing
August 2022.	Aug-12/2.855	74,503,300	8,670,694

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to receive a fixed rate of 4.17%
versus the three month USD-LIBOR-BBA maturing
August 2021.	Aug-16/4.17	14,131,000	1,449,388

Option on an interest rate swap with JPMorgan Chase
Bank NA for the right to receive a fixed rate of 4.705%
versus the three month USD-LIBOR-BBA maturing
May 2021.	May-16/4.705	38,578,000	4,946,313

Total purchased options outstanding (cost $65,109,571)			$82,198,803

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (9.2%)*	Principal amount/units		Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017		$1,665,000	$1,240,425

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s, 2013		1,136,000	1,113,285

Argentina (Republic of) sr. unsec. bonds FRB 0.739s, 2013		3,113,000	370,447

Argentina (Republic of) sr. unsec. unsub. bonds 7s, 2015		13,260,000	11,251,110

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY,
8.28s, 2033		2,863,164	1,896,846

Brazil (Federal Republic of) unsec. notes 10s, 2017	BRL	3,500	1,779,352

Brazil (Federal Republic of) unsub. notes 10s, 2014	BRL	2,365	1,193,583

Chile (Republic of) notes 5 1/2s, 2020	CLP	397,500,000	905,057

Croatia (Republic of) 144A sr. unsec. unsub. notes
6 3/8s, 2021		$620,000	633,175

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017		715,000	737,037

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (9.2%)* cont.	Principal amount/units		Value

Export-Import Bank of Korea 144A sr. unsec.
unsub. notes 5.1s, 2013 (South Korea)	INR	53,200,000	$926,272

Ghana (Republic of) 144A unsec. notes 8 1/2s, 2017		$1,590,000	1,797,400

Hungary (Republic of) sr. unsec. unsub. notes 7 5/8s, 2041		340,000	349,544

Hungary (Republic of) sr. unsec. unsub. notes 6 3/8s, 2021		22,000	22,466

Indonesia (Republic of) 144A sr. unsec. notes 11 5/8s, 2019		1,305,000	1,977,310

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 7 3/4s, 2038		920,000	1,357,000

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 3/4s, 2014		460,000	493,401

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6 5/8s, 2037		1,555,000	2,036,568

International Bank for Reconstruction & Development sr. disc.
unsec. unsub. notes Ser. GDIF, 5 1/4s, 2014	RUB	22,650,000	679,915

Iraq (Republic of) 144A bonds 5.8s, 2028		$1,275,000	1,119,450

Italy (Republic of) unsec. bonds 5 1/2s, 2022	EUR	7,358,000	8,737,412

Peru (Republic of) bonds 6.95s, 2031	PEN	5,885,000	2,655,825

Russia (Federation of) sr. unsec. unsub. bonds 7 1/2s, 2030		$53,935	67,326

Russia (Federation of) 144A sr. notes 5 5/8s, 2042		4,000,000	4,743,680

Russia (Federation of) 144A unsec. notes 3 1/4s, 2017		400,000	412,172

Russia (Federation of) 144A unsec. unsub. bonds 7 1/2s, 2030		4,518,224	5,636,484

Sri Lanka (Republic of) 144A notes 7.4s, 2015		440,000	473,290

Turkey (Republic of) sr. unsec. notes 7 1/2s, 2017		3,785,000	4,508,200

Ukraine (Government of) Financing of Infrastructural Projects
State Enterprise 144A govt. guaranty notes 8 3/8s, 2017		425,000	363,375

Ukraine (Government of) 144A bonds 7 3/4s, 2020		1,140,000	1,028,850

Ukraine (Government of) 144A notes 9 1/4s, 2017		2,640,000	2,626,963

Ukraine (Government of) 144A sr. unsec. notes 7.95s, 2021		1,580,000	1,456,175

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s, 2013		4,165,000	4,144,175

United Mexican States sr. unsec. notes 5 3/4s, 2110		1,120,000	1,400,000

Venezuela (Republic of) sr. unsec. bonds 7s, 2038		650,000	435,754

Venezuela (Republic of) unsec. notes 10 3/4s, 2013		2,510,000	2,592,479

Venezuela (Republic of) 144A unsec. bonds 13 5/8s, 2018		2,215,000	2,288,494

Total foreign government and agency bonds and notes (cost $73,160,300)			$75,450,297

SENIOR LOANS (2.0%)* [c]	Principal amount		Value

Basic materials (—%)
Momentive Performance Materials, Inc. bank term loan FRN Ser. B1,
3 3/4s, 2015		$163,510	$156,050

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017		202,437	197,208

			353,258
Capital goods (—%)
SRAM Corp. bank term loan FRN 8 1/2s, 2018		135,000	135,675

			135,675
Communication services (0.3%)
Charter Communications Operating, LLC bank term loan FRN
Ser. C, 3.72s, 2016		1,122,882	1,117,424

Intelsat SA bank term loan FRN 3.24s, 2014 (Luxembourg)		885,000	869,070

Level 3 Financing, Inc. bank term loan FRN 2.652s, 2014		35,000	34,858

			2,021,352

SENIOR LOANS (2.0%)* [c] cont.	Principal amount	Value

Consumer cyclicals (0.9%)
Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 6 1/4s, 2017	$108,158	$107,729

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.489s, 2018	1,677,518	1,474,585

CCM Merger, Inc. bank term loan FRN Ser. B, 6s, 2017	542,091	536,941

Cengage Learning Acquisitions, Inc. bank term loan FRN Ser. B,
2.49s, 2014	485,307	442,691

Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.889s, 2016	987,831	743,342

Compucom Systems, Inc. bank term loan FRN 3.74s, 2014	151,195	149,305

Golden Nugget, Inc. bank term loan FRN Ser. B, 3 1/4s, 2014 ‡‡	199,161	189,037

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3 1/4s, 2014 ‡‡	113,367	107,604

Goodman Global, Inc. bank term loan FRN 9s, 2017	271,091	274,593

Goodman Global, Inc. bank term loan FRN 5 3/4s, 2016	416,710	416,395

National Bedding Company, LLC bank term loan FRN Ser. B,
4 3/8s, 2013	148,203	148,203

Neiman Marcus Group, Inc. (The) bank term loan FRN 4 3/4s, 2018	370,000	366,814

R.H. Donnelley, Inc. bank term loan FRN Ser. B, 9s, 2014	1,199,105	571,074

Realogy Corp. bank term loan FRN Ser. B, 4.77s, 2016	800,784	757,075

ServiceMaster Co. (The) bank term loan FRN Ser. B, 2.795s, 2014	284,667	282,947

ServiceMaster Co. (The) bank term loan FRN Ser. DD, 2.74s, 2014	28,368	28,196

Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014 (In default) †	670,438	487,743

Univision Communications, Inc. bank term loan FRN 4.489s, 2017	345,227	330,699

		7,414,973
Consumer staples (0.3%)
Claire’s Stores, Inc. bank term loan FRN 3.056s, 2014	309,389	295,115

Del Monte Corp. bank term loan FRN Ser. B, 4 1/2s, 2018	249,277	244,759

Landry’s, Inc. bank term loan FRN Ser. B, 6 1/2s, 2017	818,700	820,057

Revlon Consumer Products bank term loan FRN Ser. B, 4 3/4s, 2017	559,350	556,553

Rite Aid Corp. bank term loan FRN Ser. B, 1.994s, 2014	179,586	175,545

West Corp. bank term loan FRN Ser. B2, 2.653s, 2013	44,736	44,624

West Corp. bank term loan FRN Ser. B5, 4.489s, 2016	108,231	107,690

		2,244,343
Energy (0.1%)
Chesapeake Energy Corp. bank term loan FRN 8 1/2s, 2017	365,000	363,733

EP Energy, LLC bank term loan FRN 6 1/2s, 2018	135,000	136,519

Frac Tech International, LLC bank term loan FRN Ser. B, 6 1/4s, 2016	323,488	278,200

		778,452
Financials (0.1%)
AGFS Funding Co. bank term loan FRN Ser. B, 5 1/2s, 2017	395,000	375,826

HUB International Holdings, Inc. bank term loan FRN 6 3/4s, 2017	162,418	162,892

		538,718
Health care (0.2%)
Ardent Health Services bank term loan FRN Ser. B, 6 1/2s, 2015	508,907	507,635

Emergency Medical Services Corp. bank term loan FRN Ser. B,
5 1/4s, 2018	371,110	370,554

IASIS Healthcare, LLC bank term loan FRN Ser. B, 5s, 2018	617,188	614,487

Multiplan, Inc. bank term loan FRN Ser. B, 4 3/4s, 2017	294,840	293,489

Quintiles Transnational Corp. bank term loan FRN 7 1/2s, 2017 ‡‡	135,000	135,675

		1,921,840

SENIOR LOANS (2.0%)* [c] cont.		Principal amount	Value

Utilities and power (0.1%)
Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.741s, 2017		$1,360,286	$863,782

			863,782

Total senior loans (cost $17,641,980)			$16,272,393

ASSET-BACKED SECURITIES (1.1%)*		Principal amount	Value

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 04-FR3,
Class M6, 5.121s, 2034		$79,080	$24,343

Countrywide Asset Backed Certificates FRB Ser. 07-1, Class 2A2,
0.346s, 2037		4,195,000	3,929,666

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8s, 2038		981,851	40,256

Granite Mortgages PLC
FRB Ser. 03-2, Class 2C1, 4.13s, 2043	EUR	2,002,000	1,970,608
FRB Ser. 03-2, Class 3C, 3.52s, 2043	GBP	746,898	936,819

Green Tree Financial Corp. Ser. 95-F, Class B2, 7.1s, 2021		$12,422	12,128

Guggenheim Structured Real Estate Funding, Ltd. 144A FRB
Ser. 05-2A, Class E, 2.246s, 2030 (Cayman Islands)		779,289	389,645

Merrill Lynch Mortgage Investors Trust FRB Ser. 06-HE5,
Class A2B, 0.356s, 2037		3,162,812	1,739,546

Morgan Stanley Capital, Inc. FRB Ser. 04-HE8, Class B3,
3.446s, 2034		94,854	28,756

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038		1,026,685	102,668

Total asset-backed securities (cost $9,312,986)			$9,174,435

CONVERTIBLE BONDS AND NOTES (0.2%)*		Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec. notes
2 3/4s, 2031		$330,000	$319,275

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016		345,000	465,319

Meritor, Inc. cv. company guaranty sr. unsec. notes
stepped-coupon 4 5/8s (zero %, 3/1/16) 2026 ††		659,000	573,330

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014		350,000	377,125

Total convertible bonds and notes (cost $1,703,534)			$1,735,049

PREFERRED STOCKS (0.1%)*		Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.		440	$395,395

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.		28,680	699,218

Total preferred stocks (cost $881,238)			$1,094,613

CONVERTIBLE PREFERRED STOCKS (0.1%)*		Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.		9,017	$303,197

Lehman Brothers Holdings, Inc. 7.25% cv. pfd. (Escrow) †F		1,477	15

Lucent Technologies Capital Trust I 7.75% cv. pfd.		407	223,850

United Technologies Corp. $3.75 cv. pfd. †		4,800	253,200

Total convertible preferred stocks (cost $1,090,810)			$780,262

WARRANTS (—%)* †	Expiration		Strike
	date		price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14		$0.01	117	$3,686

Smurfit Kappa Group PLC 144A (Ireland) F	10/1/13	EUR	1.00	960	37,088

Total warrants (cost $35,777)					$40,774

COMMON STOCKS (—%)*				Shares	Value

Magellan Health Services, Inc. †				304	$14,653

Trump Entertainment Resorts, Inc.				224	672

Vertis Holdings, Inc. F				1,450	15

Total common stocks (cost $26,153)					$15,340

SHORT-TERM INVESTMENTS (18.9%)*			Principal amount/shares		Value

Putnam Money Market Liquidity Fund 0.13% [e]			51,748,870		$51,748,870

SSgA Prime Money Market Fund 0.12% P			10,943,447		10,943,447

Straight-A Funding, LLC commercial paper with an effective
yield of 0.178%, August 10, 2012			$9,000,000		8,999,595

Straight-A Funding, LLC commercial paper 144A Ser. 1 with
an effective yield of 0.178%, October 10, 2012			15,000,000		14,993,778

U.S. Treasury Bills with an effective yield of 0.090%,
November 15, 2012 # ##				1,690,000	1,689,441

U.S. Treasury Bills with an effective yield of 0.087%,
October 18, 2012 # ##			35,685,000		35,677,863

U.S. Treasury Bills with effective yields ranging from 0.077%
to 0.094%, August 23, 2012 #			30,707,000		30,705,335

Total short-term investments (cost $154,759,740)					$154,758,329

TOTAL INVESTMENTS

Total investments (cost $930,225,271)					$966,145,640

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Neuvo Sol
RUB	Russian Ruble
SEK	Swedish Krona

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
JSC	Joint Stock Company
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2011 through July 31, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $818,077,054.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

∆ Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

P Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $192,260,821 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 7/31/12 (aggregate face value $639,528,529)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Australian Dollar	Sell	8/16/12	$740,457	$720,054	$(20,403)

	Euro	Buy	8/16/12	9,786,641	9,812,174	(25,533)

	Euro	Sell	8/16/12	9,897,271	9,783,116	(114,155)

	Japanese Yen	Buy	8/16/12	4,075,307	4,070,831	4,476

	Japanese Yen	Sell	8/16/12	4,075,307	4,013,443	(61,864)

Barclays Bank PLC

	Australian Dollar	Buy	8/16/12	6,599,039	6,371,443	227,596

	Brazilian Real	Buy	8/16/12	2,788,270	2,841,941	(53,671)

	British Pound	Sell	8/16/12	12,508,835	12,462,725	(46,110)

	Canadian Dollar	Sell	8/16/12	1,210,725	1,168,667	(42,058)

	Chilean Peso	Buy	8/16/12	2,693,224	2,620,002	73,222

	Czech Koruna	Sell	8/16/12	2,840,954	2,880,711	39,757

	Euro	Sell	8/16/12	14,665,564	14,639,737	(25,827)

	Japanese Yen	Sell	8/16/12	3,890,120	3,830,400	(59,720)

	Malaysian Ringgit	Buy	8/16/12	914,757	902,551	12,206

	Mexican Peso	Buy	8/16/12	1,461,547	1,463,975	(2,428)

	Mexican Peso	Sell	8/16/12	1,461,547	1,442,949	(18,598)

	New Zealand Dollar	Buy	8/16/12	616,941	569,886	47,055

	Norwegian Krone	Sell	8/16/12	650,396	730,039	79,643

	Polish Zloty	Sell	8/16/12	2,479,926	2,423,676	(56,250)

	Singapore Dollar	Sell	8/16/12	2,287,119	2,246,507	(40,612)

	South African Rand	Buy	8/16/12	1,210,399	1,215,407	(5,008)

	South Korean Won	Buy	8/16/12	1,674,332	1,653,625	20,707

	Swedish Krona	Buy	8/16/12	2,174,902	2,127,766	47,136

	Swiss Franc	Sell	8/16/12	2,719,036	2,747,831	28,795

	Taiwan Dollar	Sell	8/16/12	1,937,831	1,936,208	(1,623)

	Turkish Lira	Sell	8/16/12	1,537,106	1,520,508	(16,598)

Citibank, N.A.

	Australian Dollar	Buy	8/16/12	12,628,173	12,583,323	44,850

	Brazilian Real	Buy	8/16/12	7,205	7,307	(102)

	Brazilian Real	Sell	8/16/12	7,205	7,209	4

	British Pound	Sell	8/16/12	8,143,975	8,199,182	55,207

	Canadian Dollar	Sell	8/16/12	3,462,961	3,365,889	(97,072)

	Czech Koruna	Sell	8/16/12	2,681,035	2,733,524	52,489

	Euro	Sell	8/16/12	11,728,636	11,855,378	126,742

	Japanese Yen	Sell	8/16/12	6,594,961	6,494,536	(100,425)

	Mexican Peso	Sell	8/16/12	1,301,452	1,306,778	5,326

	Norwegian Krone	Buy	8/16/12	874,502	868,344	6,158

	Norwegian Krone	Sell	8/16/12	874,502	862,345	(12,157)

	Singapore Dollar	Sell	8/16/12	2,286,154	2,245,737	(40,417)

	South Korean Won	Buy	8/16/12	1,492,278	1,473,308	18,970

	Swedish Krona	Buy	8/16/12	164,788	160,426	4,362

	Swedish Krona	Sell	8/16/12	164,788	158,609	(6,179)

	Swiss Franc	Buy	8/16/12	463,316	468,281	(4,965)

FORWARD CURRENCY CONTRACTS at 7/31/12 (aggregate face value $639,528,529) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	Taiwan Dollar	Sell	8/16/12	$1,711,216	$1,717,495	$6,279

	Turkish Lira	Buy	8/16/12	1,609,807	1,595,055	14,752

Credit Suisse AG

	Australian Dollar	Buy	8/16/12	10,317,801	9,913,282	404,519

	Brazilian Real	Buy	8/16/12	1,201,559	1,227,137	(25,578)

	British Pound	Sell	8/16/12	3,106,670	3,144,045	37,375

	Canadian Dollar	Sell	8/16/12	5,390,772	5,168,581	(222,191)

	Chilean Peso	Buy	8/16/12	1,902,220	1,849,811	52,409

	Czech Koruna	Sell	8/16/12	3,333,471	3,409,004	75,533

	Euro	Sell	8/16/12	16,379,776	16,537,055	157,279

	Hungarian Forint	Buy	8/16/12	1,083,482	1,141,859	(58,377)

	Japanese Yen	Buy	8/16/12	4,060,113	4,045,242	14,871

	Malaysian Ringgit	Buy	8/16/12	924,652	912,490	12,162

	Mexican Peso	Buy	8/16/12	1,215,232	1,218,787	(3,555)

	Mexican Peso	Sell	8/16/12	1,215,232	1,208,535	(6,697)

	New Zealand Dollar	Sell	8/16/12	1,163,651	1,180,121	16,470

	Norwegian Krone	Sell	8/16/12	3,065,714	3,044,979	(20,735)

	Philippines Peso	Buy	8/16/12	1,880,794	1,870,120	10,674

	Polish Zloty	Sell	8/16/12	1,217,551	1,166,871	(50,680)

	Singapore Dollar	Sell	8/16/12	2,608,960	2,560,978	(47,982)

	South African Rand	Buy	8/16/12	1,363,385	1,392,642	(29,257)

	South Korean Won	Buy	8/16/12	3,952,735	3,923,325	29,410

	Swedish Krona	Buy	8/16/12	6,060,220	5,832,103	228,117

	Swiss Franc	Buy	8/16/12	4,303	4,347	(44)

	Taiwan Dollar	Sell	8/16/12	1,799,218	1,805,575	6,357

	Turkish Lira	Sell	8/16/12	648,580	641,506	(7,074)

Deutsche Bank AG

	Australian Dollar	Buy	8/16/12	403,027	459,224	(56,197)

	British Pound	Sell	8/16/12	6,156,271	6,130,949	(25,322)

	Canadian Dollar	Buy	8/16/12	3,415,511	3,469,763	(54,252)

	Czech Koruna	Sell	8/16/12	3,319,157	3,396,728	77,571

	Euro	Sell	8/16/12	10,940,566	11,060,475	119,909

	Mexican Peso	Sell	8/16/12	1,840,582	1,831,222	(9,360)

	Polish Zloty	Sell	8/16/12	2,562,191	2,517,278	(44,913)

	Singapore Dollar	Sell	8/16/12	2,289,690	2,251,442	(38,248)

	South Korean Won	Buy	8/16/12	2,415,826	2,412,874	2,952

	Swedish Krona	Buy	8/16/12	6,177,525	5,938,810	238,715

	Swiss Franc	Buy	8/16/12	1,421,505	1,436,797	(15,292)

	Turkish Lira	Buy	8/16/12	2,207,474	2,176,756	30,718

Goldman Sachs International

	Australian Dollar	Sell	8/16/12	970,308	1,021,280	50,972

	British Pound	Buy	8/16/12	351,196	302,188	49,008

	Canadian Dollar	Sell	8/16/12	819,113	796,098	(23,015)

	Chilean Peso	Buy	8/16/12	1,247,979	1,205,318	42,661

FORWARD CURRENCY CONTRACTS at 7/31/12 (aggregate face value $639,528,529) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Chilean Peso	Sell	8/16/12	$1,247,979	$1,202,415	$(45,564)

	Czech Koruna	Sell	8/16/12	91,424	168,354	76,930

	Euro	Buy	8/16/12	1,276,122	1,224,328	51,794

	Japanese Yen	Sell	8/16/12	1,807,398	1,755,037	(52,361)

	Norwegian Krone	Buy	8/16/12	4,125,287	4,094,131	31,156

	Norwegian Krone	Sell	8/16/12	4,125,287	4,069,970	(55,317)

	Singapore Dollar	Sell	8/16/12	1,773,781	1,742,697	(31,084)

	South Korean Won	Buy	8/16/12	542,893	538,747	4,146

	Swedish Krona	Buy	8/16/12	3,207,427	3,086,449	120,978

	Turkish Lira	Buy	8/16/12	2,890,348	2,861,970	28,378

HSBC Bank USA, National Association

	Australian Dollar	Buy	8/16/12	14,007,518	13,504,935	502,583

	British Pound	Sell	8/16/12	8,101,314	8,098,062	(3,252)

	Canadian Dollar	Sell	8/16/12	4,189,466	4,034,891	(154,575)

	Czech Koruna	Sell	8/16/12	2,453,796	2,555,447	101,651

	Euro	Sell	8/16/12	16,442,044	16,625,217	183,173

	Indian Rupee	Sell	8/16/12	1,777,206	1,770,760	(6,446)

	Japanese Yen	Buy	8/16/12	5,420,937	5,335,900	85,037

	Norwegian Krone	Sell	8/16/12	2,900,939	2,878,616	(22,323)

	Singapore Dollar	Sell	8/16/12	2,268,073	2,230,512	(37,561)

	South Korean Won	Buy	8/16/12	2,448,033	2,439,471	8,562

	Swiss Franc	Buy	8/16/12	1,798,449	1,817,909	(19,460)

	Turkish Lira	Buy	8/16/12	4,538,117	4,467,498	70,619

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	8/16/12	4,363,080	4,327,191	35,889

	Brazilian Real	Buy	8/16/12	351,905	355,793	(3,888)

	Brazilian Real	Sell	8/16/12	351,905	352,651	746

	British Pound	Buy	8/16/12	2,505,718	2,436,746	68,972

	Canadian Dollar	Sell	8/16/12	146,537	40,776	(105,761)

	Chilean Peso	Buy	8/16/12	1,453,858	1,377,581	76,277

	Czech Koruna	Sell	8/16/12	3,864,383	3,945,628	81,245

	Euro	Sell	8/16/12	13,844,390	13,964,517	120,127

	Hungarian Forint	Buy	8/16/12	1,187,936	1,172,723	15,213

	Japanese Yen	Sell	8/16/12	1,835,766	1,779,018	(56,748)

	Mexican Peso	Sell	8/16/12	769,869	767,099	(2,770)

	New Zealand Dollar	Sell	8/16/12	221,209	245,137	23,928

	Norwegian Krone	Buy	8/16/12	4,043,124	4,004,819	38,305

	Peruvian New Sol	Sell	8/16/12	2,429,039	2,393,352	(35,687)

	Polish Zloty	Sell	8/16/12	1,244,684	1,214,161	(30,523)

	Russian Ruble	Sell	8/16/12	717,744	711,930	(5,814)

	Singapore Dollar	Sell	8/16/12	2,564,360	2,520,343	(44,017)

	South African Rand	Buy	8/16/12	98,099	105,900	(7,801)

	South Korean Won	Buy	8/16/12	1,768,479	1,753,744	14,735

	Swedish Krona	Buy	8/16/12	2,001,590	2,013,609	(12,019)

FORWARD CURRENCY CONTRACTS at 7/31/12 (aggregate face value $639,528,529) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank, N.A. cont.

	Swiss Franc	Buy	8/16/12	$2,301,622	$2,325,779	$(24,157)

	Taiwan Dollar	Sell	8/16/12	1,776,194	1,783,842	7,648

	Turkish Lira	Buy	8/16/12	4,256,986	4,207,317	49,669

Royal Bank of Scotland PLC (The)

	Australian Dollar	Sell	8/16/12	790,100	564,823	(225,277)

	Brazilian Real	Sell	8/16/12	987,076	988,597	1,521

	British Pound	Buy	8/16/12	1,849,421	1,782,669	66,752

	Canadian Dollar	Buy	8/16/12	706,768	730,734	(23,966)

	Chilean Peso	Buy	8/16/12	26,688	25,642	1,046

	Chilean Peso	Sell	8/16/12	26,688	25,995	(693)

	Czech Koruna	Sell	8/16/12	221,520	286,488	64,968

	Euro	Sell	8/16/12	471,193	805,004	333,811

	Japanese Yen	Sell	8/16/12	3,935,899	3,874,256	(61,643)

	Mexican Peso	Sell	8/16/12	1,908,021	1,900,655	(7,366)

	New Zealand Dollar	Buy	8/16/12	2,472,616	2,420,694	51,922

	New Zealand Dollar	Sell	8/16/12	2,472,616	2,436,164	(36,452)

	Norwegian Krone	Buy	8/16/12	1,422,570	1,410,857	11,713

	Norwegian Krone	Sell	8/16/12	1,422,570	1,405,783	(16,787)

	Singapore Dollar	Sell	8/16/12	1,829,872	1,798,259	(31,613)

	South Korean Won	Buy	8/16/12	271,174	274,991	(3,817)

	Swedish Krona	Buy	8/16/12	117,290	114,173	3,117

	Swedish Krona	Sell	8/16/12	117,290	112,767	(4,523)

	Taiwan Dollar	Sell	8/16/12	454,989	456,226	1,237

	Turkish Lira	Buy	8/16/12	3,591,286	3,542,962	48,324

State Street Bank and Trust Co.

	Australian Dollar	Buy	8/16/12	9,927,788	9,716,333	211,455

	Brazilian Real	Sell	8/16/12	69,855	79,815	9,960

	British Pound	Sell	8/16/12	4,628,099	4,638,877	10,778

	Canadian Dollar	Sell	8/16/12	2,693,392	2,547,851	(145,541)

	Chilean Peso	Buy	8/16/12	1,901,431	1,838,761	62,670

	Czech Koruna	Sell	8/16/12	3,352,265	3,482,900	130,635

	Euro	Sell	8/16/12	16,775,288	16,946,460	171,172

	Hungarian Forint	Buy	8/16/12	1,317,019	1,336,094	(19,075)

	Japanese Yen	Buy	8/16/12	4,161,377	4,144,789	16,588

	Japanese Yen	Sell	8/16/12	4,161,377	4,097,080	(64,297)

	Mexican Peso	Sell	8/16/12	1,547,789	1,533,968	(13,821)

	New Zealand Dollar	Sell	8/16/12	1,219,155	1,250,428	31,273

	Norwegian Krone	Sell	8/16/12	388,815	431,603	42,788

	Polish Zloty	Sell	8/16/12	2,489,368	2,428,407	(60,961)

	Singapore Dollar	Sell	8/16/12	2,015,984	1,983,720	(32,264)

	South African Rand	Buy	8/16/12	107,808	150,688	(42,880)

	South Korean Won	Buy	8/16/12	2,697,087	2,700,264	(3,177)

	Swedish Krona	Buy	8/16/12	9,253,141	8,888,556	364,585

	Swiss Franc	Buy	8/16/12	3,014,424	3,045,999	(31,575)

FORWARD CURRENCY CONTRACTS at 7/31/12 (aggregate face value $639,528,529) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Taiwan Dollar	Sell	8/16/12	$1,955,043	$1,957,018	$1,975

	Thai Baht	Buy	8/16/12	1,827,266	1,820,773	6,493

	Turkish Lira	Buy	8/16/12	3,419,929	3,388,216	31,713

UBS AG

	Australian Dollar	Buy	8/16/12	11,175,387	11,002,738	172,649

	Brazilian Real	Buy	8/16/12	794,792	803,633	(8,841)

	Brazilian Real	Sell	8/16/12	794,792	798,582	3,790

	British Pound	Sell	8/16/12	8,103,525	8,091,611	(11,914)

	Canadian Dollar	Sell	8/16/12	1,396,588	1,280,520	(116,068)

	Czech Koruna	Sell	8/16/12	3,347,727	3,425,830	78,103

	Euro	Sell	8/16/12	16,185,466	16,101,412	(84,054)

	Hungarian Forint	Buy	8/16/12	1,190,831	1,208,463	(17,632)

	Indian Rupee	Sell	8/16/12	2,796,948	2,791,541	(5,407)

	Japanese Yen	Buy	8/16/12	1,520,590	1,440,309	80,281

	Mexican Peso	Sell	8/16/12	1,257,129	1,299,000	41,871

	New Zealand Dollar	Sell	8/16/12	2,853,056	2,846,985	(6,071)

	Norwegian Krone	Sell	8/16/12	3,388,135	3,322,189	(65,946)

	Philippines Peso	Buy	8/16/12	1,880,797	1,869,789	11,008

	Polish Zloty	Buy	8/16/12	88,481	88,408	73

	Polish Zloty	Sell	8/16/12	88,481	86,300	(2,181)

	Singapore Dollar	Sell	8/16/12	3,543,623	3,483,191	(60,432)

	Swedish Krona	Buy	8/16/12	7,340,434	7,301,319	39,115

	Swiss Franc	Sell	8/16/12	7,284,268	7,359,121	74,853

	Taiwan Dollar	Sell	8/16/12	1,220,163	1,219,495	(668)

	Thai Baht	Buy	8/16/12	1,827,263	1,818,498	8,765

	Turkish Lira	Buy	8/16/12	2,819,704	2,788,168	31,536

Westpac Banking Corp.

	Australian Dollar	Buy	8/16/12	6,990,730	6,728,381	262,349

	British Pound	Sell	8/16/12	5,272,168	5,309,628	37,460

	Canadian Dollar	Sell	8/16/12	2,033,477	1,890,818	(142,659)

	Euro	Sell	8/16/12	15,571,721	15,805,940	234,219

	Japanese Yen	Buy	8/16/12	6,773,601	6,670,035	103,566

	Mexican Peso	Sell	8/16/12	570,326	560,927	(9,399)

	Norwegian Krone	Sell	8/16/12	2,550,976	2,552,574	1,598

	Swedish Krona	Buy	8/16/12	4,164,736	4,009,318	155,418

Total						$3,679,653

FUTURES CONTRACTS OUTSTANDING at 7/31/12

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government
Treasury Bond 3 yr (Short)	106	$12,252,901	Sep-12	$89,220

Australian Government Treasury
Bond 10 yr (Long)	5	660,510	Sep-12	(2,875)

FUTURES CONTRACTS OUTSTANDING at 7/31/12 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Canadian Government Bond
10 yr (Long)	60	$8,312,709	Sep-12	$103,724

Euro-Bund 10 yr (Short)	212	37,710,325	Sep-12	(268,557)

Euro-Swiss Franc 3 Month (Short)	87	22,302,494	Dec-12	(350,742)

Japanese Government Bond
10 yr (Short)	2	3,686,656	Sep-12	(13,580)

Japanese Government Bond
10 yr Mini (Long)	19	3,505,242	Sep-12	1,810

U.K. Gilt 10 yr (Short)	12	2,293,075	Sep-12	(36,530)

U.S. Treasury Note 10 yr (Short)	2	269,313	Sep-12	652

Total				$(476,878)

WRITTEN OPTIONS OUTSTANDING at 7/31/12 (premiums received $43,141,927)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	$27,536,670	Aug-16/4.28	$4,640,975

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.35%
versus the three month USD-LIBOR-BBA maturing
August 2026.	64,500,748	Aug-16/4.35	11,202,812

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.28%
versus the three month USD-LIBOR-BBA maturing
August 2026.	27,536,670	Aug-16/4.28	644,055

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA maturing
August 2022.	21,595,000	Aug-12/2.73	2,260,349

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.39%
versus the three month USD-LIBOR-BBA maturing
June 2021.	4,548,270	Jun-16/4.39	508,497

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026.	15,044,234	Jul-16/4.67	2,963,714

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	18,053,080	Aug-16/4.68	3,569,094

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	6,017,693	Jul-16/4.80	1,246,866

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 2.73%
versus the three month USD-LIBOR-BBA maturing
August 2022.	21,595,000	Aug-12/2.73	22

WRITTEN OPTIONS OUTSTANDING at 7/31/12 (premiums received $43,141,927) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.67%
versus the three month USD-LIBOR-BBA maturing
July 2026.	$15,044,234	Jul-16/4.67	$273,805

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.68%
versus the three month USD-LIBOR-BBA maturing
August 2026.	18,053,080	Aug-16/4.68	326,761

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
July 2026.	6,017,693	Jul-16/4.80	101,699

Option on an interest rate swap with Barclay’s Bank,
PLC for the obligation to receive a fixed rate of 4.89%
versus the three month USD-LIBOR-BBA maturing
June 2021.	4,548,270	Jun-16/4.89	34,567

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.11% versus the
three month USD-LIBOR-BBA maturing May 2021.	23,498,613	May-16/4.11	2,383,417

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	4,622,106	Jun-16/4.12	470,216

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.705% versus the
three month USD-LIBOR-BBA maturing May 2021.	71,799,174	May-16/4.705	9,116,916

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.705% versus
the three month USD-LIBOR-BBA maturing May 2021.	71,799,174	May-16/4.705	555,869

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.11% versus the
three month USD-LIBOR-BBA maturing May 2021.	23,498,613	May-16/5.11	155,326

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 5.12% versus the
three month USD-LIBOR-BBA maturing June 2021.	4,622,106	Jun-16/5.12	30,645

Option on an interest rate swap with Credit Suisse
International for the obligation to pay a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	74,503,300	Aug-12/2.855	8,670,694

Option on an interest rate swap with Credit Suisse
International for the obligation to receive a fixed rate
of 2.855% versus the three month USD-LIBOR-BBA
maturing August 2022.	74,503,300	Aug-12/2.855	75

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.60% versus the
three month USD-LIBOR-BBA maturing May 2021.	24,005,421	May-16/4.60	2,976,672

Option on an interest rate swap with Deutsche Bank AG
for the obligation to pay a fixed rate of 4.765% versus
the three month USD-LIBOR-BBA maturing May 2021.	3,321,532	May-16/4.765	438,442

Option on an interest rate swap with Deutsche Bank AG
for the obligation to receive a fixed rate of 4.60% versus
the three month USD-LIBOR-BBA maturing May 2021.	24,005,421	May-16/4.60	196,124

WRITTEN OPTIONS OUTSTANDING at 7/31/12 (premiums received $43,141,927) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Deutsche Bank
AG for the obligation to receive a fixed rate of 4.765%
versus the three month USD-LIBOR-BBA maturing
May 2021.	$3,321,532	May-16/4.765	$26,572

Option on an interest rate swap with Goldman Sachs
International for the obligation to pay a fixed rate
of 4.36% versus the three month USD-LIBOR-BBA
maturing May 2021.	24,125,492	May-16/4.36	2,682,031

Option on an interest rate swap with Goldman Sachs
International for the obligation to receive a fixed rate
of 4.86% versus the three month USD-LIBOR-BBA
maturing May 2021.	24,125,492	May-16/4.86	181,182

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 2025.	22,922,000	Sep-15/4.04	3,786,623

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.375%
versus the three month USD-LIBOR-BBA maturing
August 2045.	7,284,400	Aug-15/4.375	2,890,312

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 2045.	7,284,400	Aug-15/4.46	3,008,333

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.575%
versus the three month USD-LIBOR-BBA maturing
June 2021.	4,519,392	Jun-16/4.575	550,774

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.74%
versus the three month USD-LIBOR-BBA maturing
July 2026.	15,141,557	Jul-16/4.74	3,143,296

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to pay a fixed rate of 4.79%
versus the three month USD-LIBOR-BBA maturing
July 2026.	8,457,241	Jul-16/4.79	1,787,159

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 2025.	22,922,000	Sep-15/4.04	399,187

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 2045.	7,284,400	Aug-15/4.375	205,493

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 2045.	7,284,400	Aug-15/4.46	190,706

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.575% versus the three month USD-LIBOR-BBA
maturing June 2021.	4,519,392	Jun-16/4.575	37,827

WRITTEN OPTIONS OUTSTANDING at 7/31/12 (premiums received $43,141,927) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.74% versus the three month USD-LIBOR-BBA
maturing July 2026.	$15,141,557	Jul-16/4.74	$254,999

Option on an interest rate swap with JPMorgan Chase
Bank NA for the obligation to receive a fixed rate
of 4.79% versus the three month USD-LIBOR-BBA
maturing July 2026.	8,457,241	Jul-16/4.79	139,053

Total			$72,051,159

TBA SALE COMMITMENTS OUTSTANDING at 7/31/12 (proceeds receivable $30,723,789)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association 6 1/2s,
August 1, 2042	$4,000,000	8/13/12	$4,507,500

Federal National Mortgage Association 3 1/2s,
August 1, 2042	13,000,000	8/13/12	13,793,203

Federal National Mortgage Association 3s,
August 1, 2042	12,000,000	8/13/12	12,483,750

Total			$30,784,453

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/12

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America N.A.
	$16,504,000	$—	5/14/14	0.58%	3 month USD-
					LIBOR-BBA	$(52,748)

	28,701,000	—	5/14/17	3 month USD-
				LIBOR-BBA	1.0925%	493,148

	133,146,000	—	5/14/14	0.577%	3 month USD-
					LIBOR-BBA	(418,034)

	101,305,000	—	5/14/17	1.1005%	3 month USD-
					LIBOR-BBA	(1,779,865)

	5,625,000	—	5/14/22	2.0215%	3 month USD-
					LIBOR-BBA	(245,865)

	2,754,000	73,098	6/20/22	2.183%	3 month USD-
					LIBOR-BBA	(82,972)

CAD	6,724,000	—	6/13/14	1.285%	3 month CAD-
					BA-CDOR	5,560

CAD	11,469,000	—	6/13/17	1.5875%	3 month CAD-
					BA-CDOR	7,082

CAD	2,878,000	—	6/13/22	2.2%	3 month CAD-
					BA-CDOR	(25,428)

Barclay’s Bank, PLC
	$112,492,000 E	2,311,194	9/19/22	2.00%	3 month USD-
					LIBOR-BBA	(1,470,786)

	348,148,000 E	319,741	9/19/14	0.60%	3 month USD-
					LIBOR-BBA	(912,704)

	19,105,000 E	(57,697)	9/19/14	3 month USD-
				LIBOR-BBA	0.60%	9,935

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
	$19,944,000 E	$94,566	9/19/17	1.10%	3 month USD-
					LIBOR-BBA	$(167,897)

	65,906,000 E	(1,418,094)	9/19/22	3 month USD-
				LIBOR-BBA	2.00%	797,666

	381,000 E	40,310	9/19/42	2.75%	3 month USD-
					LIBOR-BBA	8,169

	28,283,159	(1,084,659)	7/27/22	3 month USD-
				LIBOR-BBA	3.5375%	4,062,333

	11,313,264	(437,823)	7/30/22	3 month USD-
				LIBOR-BBA	3.51%	1,590,223

	28,283,159	(1,084,659)	8/1/22	3 month USD-
				LIBOR-BBA	3.52%	4,005,461

	28,283,159	(1,093,144)	8/1/22	3 month USD-
				LIBOR-BBA	3.36%	3,570,466

	4,939,000	—	7/20/22	3 month USD-
				LIBOR-BBA	1.645%	19,464

	2,754,000	72,568	6/20/22	2.183%	3 month USD-
					LIBOR-BBA	(83,502)

AUD	1,838,000	—	6/22/22	6 month AUD-
				BBR-BBSW	4.035%	34,505

AUD	8,190,000	—	6/22/22	4.06%	6 month AUD-
					BBR-BBSW	(171,711)

AUD	8,811,000	—	6/29/22	3.9275%	6 month AUD-
					BBR-BBSW	(81,808)

AUD	4,990,000	—	7/4/22	3.9975%	6 month AUD-
					BBR-BBSW	(72,900)

AUD	5,610,000	—	8/1/22	6 month AUD-
				BBR-BBSW	3.838%	(932)

EUR	12,209,000	—	6/18/22	1.945%	6 month EUR-
					EURIBOR-
					REUTERS	(262,746)

EUR	1,190,000	—	6/18/42	6 month EUR-
				EURIBOR-
				REUTERS	2.24%	10,887

EUR	14,021,000	—	6/19/22	6 month EUR-
				EURIBOR-
				REUTERS	1.934%	283,296

EUR	4,613,000	—	6/19/22	1.885%	6 month EUR-
					EURIBOR-
					REUTERS	(67,055)

EUR	7,360,000	—	6/25/22	6 month EUR-
				EURIBOR-
				REUTERS	1.97682%	181,522

EUR	5,516,000	—	7/5/22	1.945%	6 month EUR-
					EURIBOR-
					REUTERS	(112,239)

EUR	6,594,000	—	7/11/22	1.806%	6 month EUR-
					EURIBOR-
					REUTERS	(29,885)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Barclay’s Bank, PLC cont.
EUR	14,235,000	$—	7/18/22	6 month EUR-
				EURIBOR-
				REUTERS	1.766%	$(3,682)

EUR	4,529,000	—	7/27/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.3575%	(11,186)

GBP	1,992,000	—	6/14/22	6 month GBP-
				LIBOR-BBA	2.13%	67,487

GBP	4,143,000	—	7/25/42	6 month GBP-
				LIBOR-BBA	2.8425%	(25,416)

GBP	7,350,000	—	7/25/22	1.885%	6 month GBP-
					LIBOR-BBA	32,453

GBP	6,323,000	—	8/15/31	3.6%	6 month GBP-
					LIBOR-BBA	(1,606,974)

JPY	987,400,000	—	7/20/22	0.7775%	6 month JPY-
					LIBOR-BBA	7,310

JPY	764,200,000	—	7/27/22	0.7325%	6 month JPY-
					LIBOR-BBA	40,460

JPY	1,813,000,000	—	8/1/22	0.77%	6 month JPY-
					LIBOR-BBA	15,780

SEK	32,838,000	—	7/11/22	2.1275%	3 month SEK-
					STIBOR-SIDE	61,579

Citibank, N.A.
	$2,053,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0625%	73,580

	18,362,000 E	19,850	9/19/17	1.10%	3 month USD-
					LIBOR-BBA	(221,794)

	24,740,000 E	21,377	9/19/17	3 month USD-
				LIBOR-BBA	1.10%	346,956

	53,230,000 E	678,551	9/19/22	2.00%	3 month USD-
					LIBOR-BBA	(1,111,041)

	68,006,000 E	22,953	9/19/14	0.60%	3 month USD-
					LIBOR-BBA	(217,790)

	58,648,000 E	(1,393,017)	9/19/22	3 month USD-
				LIBOR-BBA	2.00%	578,729

	960,000 E	58,618	9/19/42	2.75%	3 month USD-
					LIBOR-BBA	(22,368)

	2,061,000 E	(123,763)	9/19/42	3 month USD-
				LIBOR-BBA	2.75%	50,103

EUR	8,777,000	—	8/2/22	6 month EUR-
				EURIBOR-
				REUTERS	1.8%	27,357

SEK	43,535,000	—	8/2/22	3 month SEK-
				STIBOR-SIDE	2.285%	7,438

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International
	$218,647,000 E	$(3,891,577)	9/19/22	3 month USD-
				LIBOR-BBA	2.00%	$3,459,337

	165,967,000 E	(6,113)	9/19/14	3 month USD-
				LIBOR-BBA	0.60%	581,411

	79,887,000 E	(115,480)	9/19/17	3 month USD-
				LIBOR-BBA	1.10%	935,834

	7,584,000 E	(560,531)	9/19/42	3 month USD-
				LIBOR-BBA	2.75%	79,256

	315,226,500 E	3,954,884	9/19/22	2.00%	3 month USD-
					LIBOR-BBA	(6,643,028)

	23,474,000 E	1,108,969	9/19/42	2.75%	3 month USD-
					LIBOR-BBA	(871,298)

	45,953,000 E	11,632	9/19/14	0.60%	3 month USD-
					LIBOR-BBA	(151,042)

	58,683,000 E	(221,517)	9/19/17	1.10%	3 month USD-
					LIBOR-BBA	(993,786)

	9,400,000	—	7/18/22	1.591%	3 month USD-
					LIBOR-BBA	9,611

	6,673,000	—	7/26/22	1.583%	3 month USD-
					LIBOR-BBA	15,113

	2,548,000 E	—	8/17/22	3 month USD-
				LIBOR-BBA	2.4475%	198,413

AUD	5,820,000	—	7/17/22	3.77125%	6 month AUD-
					BBR-BBSW	28,932

AUD	8,179,000	—	7/24/22	6 month AUD-
				BBR-BBSW	3.665%	(116,059)

CAD	50,534,000	—	6/13/14	1.28797%	3 month CAD-
					BA-CDOR	38,566

CAD	1,818,000	—	6/13/17	3 month CAD-
				BA-CDOR	1.57927%	(1,831)

CAD	21,531,000	—	6/13/22	3 month CAD-
				BA-CDOR	2.19177%	174,115

CAD	6,751,000	—	6/15/22	2.135%	3 month CAD-
					BA-CDOR	(19,159)

CAD	5,747,000	—	6/29/22	2.1725%	3 month CAD-
					BA-CDOR	(32,076)

CAD	8,526,000	—	7/9/22	2.1075%	3 month CAD-
					BA-CDOR	7,026

CAD	12,793,000	—	7/16/22	3 month CAD-
				BA-CDOR	2.015%	(122,313)

CAD	12,255,000	—	7/18/22	3 month CAD-
				BA-CDOR	1.9975%	(137,151)

CAD	3,696,000	—	7/23/22	1.9675%	3 month CAD-
					BA-CDOR	52,465

CAD	4,731,000	—	7/31/22	2.1175%	3 month CAD-
					BA-CDOR	4,037

CHF	1,442,000	—	5/11/22	6 month CHF-
				LIBOR-BBA	0.975%	15,190

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
CHF	12,088,000	$—	5/14/22	1.0125%	6 month CHF-
					LIBOR-BBA	$(172,108)

CHF	12,636,000	—	6/19/22	0.94%	6 month CHF-
					LIBOR-BBA	(57,608)

CHF	13,241,000	—	7/5/22	1.015%	6 month CHF-
					LIBOR-BBA	(148,569)

CHF	8,322,000	—	7/25/22	0.9225%	6 month CHF-
					LIBOR-BBA	(9,200)

EUR	32,040,000	—	6/28/14	0.85%	6 month EUR-
					EURIBOR-
					REUTERS	(133,748)

EUR	22,093,000	—	8/1/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.45%	177,615

GBP	8,774,000	—	6/13/22	6 month GBP-
				LIBOR-BBA	2.1675%	346,521

GBP	9,174,000	—	6/15/22	6 month GBP-
				LIBOR-BBA	2.0125%	155,458

GBP	3,332,000	—	6/15/22	1.96%	6 month GBP-
					LIBOR-BBA	(30,722)

GBP	3,826,000	—	7/18/22	1.8825%	6 month GBP-
					LIBOR-BBA	17,126

GBP	4,006,000	—	7/23/22	6 month GBP-
				LIBOR-BBA	1.85%	(38,585)

MXN	78,540,000	—	7/21/20	1 month MXN-
				TIIE-BANXICO	6.895%	577,298

SEK	211,330,000	—	5/16/22	2.205%	3 month SEK-
					STIBOR-SIDE	158,753

SEK	23,374,000	—	6/19/22	3 month SEK-
				STIBOR-SIDE	2.38%	34,932

SEK	23,466,000	—	7/2/22	3 month SEK-
				STIBOR-SIDE	2.325%	17,405

SEK	20,004,000	—	7/25/22	2.06%	3 month SEK-
					STIBOR-SIDE	55,481

Deutsche Bank AG
	$1,039,000 E	—	10/7/21	3 month USD-
				LIBOR-BBA	3.0475%	36,521

	68,888,000 E	904,651	9/19/22	2.00%	3 month USD-
					LIBOR-BBA	(1,411,362)

	10,854,000 E	(285,228)	9/19/22	3 month USD-
				LIBOR-BBA	2.00%	79,684

	12,866,000 E	(16,473)	9/19/17	3 month USD-
				LIBOR-BBA	1.10%	152,843

KRW	9,700,000,000	—	4/24/17	3.54%	3 month KRW-
					CD-KSDA-
					BLOOMBERG	(280,962)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG cont.
MXN	78,540,000	$—	7/17/20	1 month MXN-
				TIIE-BANXICO	6.95%	$599,873

MYR	26,159,000	—	7/23/17	3 month MYR-
				KLIBOR-BNM	2.98%	(42,451)

Goldman Sachs International
	$2,266,000	(64,581)	7/18/22	3 month USD-
				LIBOR-BBA	2.215%	66,491

	2,813,000	78,705	7/23/22	2.1714%	3 month USD-
					LIBOR-BBA	(71,450)

	26,498,000 E	47,109	9/19/14	3 month USD-
				LIBOR-BBA	0.60%	140,912

	119,605,000 E	1,491,235	9/19/22	2.00%	3 month USD-
					LIBOR-BBA	(2,529,887)

	31,415,000 E	(529,847)	9/19/22	3 month USD-
				LIBOR-BBA	2.00%	526,327

	14,215,000 E	37,755	9/19/17	1.10%	3 month USD-
					LIBOR-BBA	(149,315)

	3,033,000 E	167,118	9/19/42	2.75%	3 month USD-
					LIBOR-BBA	(88,746)

	28,684,000 E	(1,681,621)	9/19/42	3 month USD-
				LIBOR-BBA	2.75%	738,161

	28,188,000	(446,780)	7/16/22	3 month USD-
				LIBOR-BBA	2.11875%	930,219

	5,814,000	(87,210)	7/27/22	3 month USD-
				LIBOR-BBA	2.1825%	227,910

	38,126,600	—	2/22/14	1 month USD-
				FEDERAL
				FUNDS-H.15	0.1925%	61,238

	10,278,000	—	2/23/14	0.19625%	1 month USD-
					FEDERAL
					FUNDS-H.15	(16,911)

	3,183,000	(58,090)	7/11/22	3 month USD-
				LIBOR-BBA	2.055%	79,463

AUD	4,283,000	—	6/21/22	4.005%	6 month AUD-
					BBR-BBSW	(67,965)

AUD	1,530,000	—	6/22/22	4.035%	6 month AUD-
					BBR-BBSW	(28,723)

AUD	7,848,000	—	7/19/22	3.81%	6 month AUD-
					BBR-BBSW	15,128

AUD	6,479,000	—	7/30/22	3.73%	6 month AUD-
					BBR-BBSW	61,972

CHF	19,479,000	—	6/29/22	0.985%	6 month CHF-
					LIBOR-BBA	(166,663)

EUR	6,923,000	—	6/15/22	6 month EUR-
				EURIBOR-
				REUTERS	1.952%	156,463

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Goldman Sachs International cont.
EUR	947,000	$—	6/15/42	2.262%	6 month EUR-
					EURIBOR-
					REUTERS	$(14,597)

EUR	13,934,000	—	6/19/22	6 month EUR-
				EURIBOR-
				REUTERS	1.919%	257,406

EUR	8,710,000	—	7/27/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.366%	(12,712)

EUR	4,347,000	—	7/30/22	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.394%	7,178

EUR	174,180,000 E	—	8/1/17	1 month EUR-
				EONIA-OIS-
				COMPOUND	1.425%	180,450

GBP	6,323,000	—	9/23/31	6 month GBP-
				LIBOR-BBA	3.1175%	812,834

GBP	16,489,000	—	6/13/22	6 month GBP-
				LIBOR-BBA	2.1725%	663,542

GBP	3,356,000	—	6/20/22	6 month GBP-
				LIBOR-BBA	2.085%	92,214

GBP	1,853,000	—	6/28/22	2.02375%	6 month GBP-
					LIBOR-BBA	(32,869)

GBP	5,502,000	—	7/9/22	1.9425%	6 month GBP-
					LIBOR-BBA	(25,670)

GBP	2,685,000	—	7/19/22	6 month GBP-
				LIBOR-BBA	1.9125%	(2,360)

SEK	22,518,000	—	5/16/22	3 month SEK-
				STIBOR-SIDE	2.205%	(16,916)

SEK	58,660,000	—	5/29/22	3 month SEK-
				STIBOR-SIDE	2.215%	(36,854)

SEK	50,065,000	—	6/11/22	2.28%	3 month SEK-
					STIBOR-SIDE	(9,454)

SEK	44,670,000	—	8/1/22	3 month SEK-
				STIBOR-SIDE	2.3%	16,684

JPMorgan Chase Bank NA
	$109,216,600 E	772,705	9/19/22	2.00%	3 month USD-
					LIBOR-BBA	(2,899,158)

	71,949,000 E	62,381	9/19/17	1.10%	3 month USD-
					LIBOR-BBA	(884,468)

	66,246,000 E	(2,023,325)	9/19/22	3 month USD-
				LIBOR-BBA	2.00%	203,864

	5,809,000 E	(418,821)	9/19/42	3 month USD-
				LIBOR-BBA	2.75%	71,226

	3,450,000	—	7/30/22	1.565%	3 month USD-
					LIBOR-BBA	14,253

CAD	8,100,000	—	9/21/21	2.3911%	3 month CAD-
					BA-CDOR	(266,310)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/12 cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty /		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank NA cont.
CAD	16,713,000	$—	5/2/15	3 month CAD-
				BA-CDOR	1.6575%	$125,286

CAD	58,139,000	—	6/13/14	3 month CAD-
				BA-CDOR	1.2825%	(50,587)

CAD	9,628,000	—	6/13/17	3 month CAD-
				BA-CDOR	1.56%	(18,583)

CAD	5,504,000	—	6/13/22	2.175%	3 month CAD-
					BA-CDOR	(36,100)

CAD	5,168,000	—	6/25/22	2.1725%	3 month CAD-
					BA-CDOR	(29,565)

CAD	2,465,000	—	7/26/22	2.07%	3 month CAD-
					BA-CDOR	12,274

EUR	285,000	—	6/15/42	2.245%	6 month EUR-
					EURIBOR-
					REUTERS	(3,049)

EUR	4,347,000	—	7/30/22	6 month EUR-
				EURIBOR-
				REUTERS	1.803%	8,685

GBP	1,655,000	—	6/13/22	6 month GBP-
				LIBOR-BBA	2.175%	67,205

JPY	1,814,964,000	—	8/2/22	0.7775%	6 month JPY-
					LIBOR-BBA	17,340

JPY	799,200,000 E	—	7/28/29	6 month JPY-
				LIBOR-BBA	2.67%	611,637

JPY	1,074,500,000 E	—	7/28/39	2.40%	6 month JPY-
					LIBOR-BBA	(252,379)

MXN	44,527,000	—	9/11/20	6.82%	1 month MXN-
					TIIE-BANXICO	(313,242)

MXN	57,580,000	—	9/14/20	6.82%	1 month MXN-
					TIIE-BANXICO	(404,463)

MXN	11,220,000	—	7/16/20	1 month MXN-
				TIIE-BANXICO	6.99%	87,970

MXN	57,160,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(278,303)

MXN	154,373,000	—	7/30/20	6.3833%	1 month MXN-
					TIIE-BANXICO	(751,618)

MXN	57,160,000	—	8/19/20	1 month MXN-
				TIIE-BANXICO	6.615%	347,321

MXN	88,180,000	—	11/4/20	1 month MXN-
				TIIE-BANXICO	6.75%	592,924

The Royal Bank of Scotland PLC
	$4,630,000 E	4,630	9/19/22	2.00%	3 month USD-
					LIBOR-BBA	(151,031)

UBS AG
CHF	65,659,000	—	5/23/13	0.7625%	6 month CHF-
					LIBOR-BBA	(432,367)

Total						$877,641

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/12

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$1,357,400	$—	1/12/41	4.00% (1 month	Synthetic TRS	$2,414
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

Barclay’s Bank, PLC
1,330,321	—	1/12/40	5.00% (1 month	Synthetic MBX	19,107
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,405,948	—	1/12/40	5.00% (1 month	Synthetic MBX	34,556
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,934,171	—	1/12/41	5.00% (1 month	Synthetic MBX	25,056
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

9,411,563	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(60,217)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

983,900	—	1/12/40	4.00% (1 month	Synthetic MBX	702
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,397,749	—	1/12/41	4.00% (1 month	Synthetic TRS	6,043
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,544,361	—	1/12/41	4.00% (1 month	Synthetic TRS	2,747
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,173,226	—	1/12/41	5.00% (1 month	Synthetic MBX	28,153
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

8,217,111	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(52,575)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

6,366,828	—	1/12/41	5.00% (1 month	Synthetic MBX	82,480
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,381,090	—	1/12/40	4.00% (1 month	Synthetic MBX	1,698
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$278,535	$—	1/12/40	4.00% (1 month	Synthetic TRS	$322
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

401,688	—	1/12/38	6.50% (1 month	Synthetic TRS	238
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

2,202,850	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(14,094)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

12,280,000	—	4/7/16	(2.63%)	USA Non Revised	(316,640)
				Consumer Price
				Index-Urban (CPI-U)

4,568,262	—	1/12/41	3.50% (1 month	Synthetic MBX	(797)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

994,463	—	1/12/41	3.50% (1 month	Synthetic MBX	(173)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

8,549,224	—	1/12/41	4.00% (1 month	Synthetic TRS	15,205
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

1,138,342	—	1/12/41	5.00% (1 month	Synthetic MBX	5,853
			USD-LIBOR)	Index 5.00%
				30 year Ginnie
				Mae II pools

6,519,678	—	1/12/41	5.00% (1 month	Synthetic MBX	84,460
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

5,972,940	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(38,216)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

5,802,818	—	1/12/40	4.00% (1 month	Synthetic MBX	4,139
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,468,202	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(22,190)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclay’s Bank, PLC cont.
$6,123,365	$53,101	1/12/41	4.00% (1 month	Synthetic TRS	$55,227
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

6,132,289	(36,410)	1/12/40	(4.00%) 1 month	Synthetic TRS	(34,714)
			USD-LIBOR	Index 4.00%
				30 year Fannie Mae
				pools

8,977,287	—	1/12/40	4.50% (1 month	Synthetic MBX	26,993
			USD-LIBOR)	Index 4.50%
				30 year Fannie Mae
				pools

27,373,957	—	1/12/41	5.00% (1 month	Synthetic MBX	354,619
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,541,218	—	1/12/41	3.50% (1 month	Synthetic MBX	(443)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

6,008,970	—	1/12/41	5.00% (1 month	Synthetic MBX	77,844
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

1,165,912	—	1/12/40	5.00% (1 month	Synthetic MBX	16,746
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

3,780,854	—	1/12/40	5.00% (1 month	Synthetic MBX	54,303
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,740,897	—	1/12/40	5.00% (1 month	Synthetic MBX	39,366
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

Citibank, N.A.
3,820,532	—	1/12/41	5.00% (1 month	Synthetic MBX	49,493
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

8,692,905	—	1/12/41	5.00% (1 month	Synthetic MBX	112,613
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

8,048,905	—	1/12/41	5.00% (1 month	Synthetic MBX	104,270
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
$2,897,635	$—	1/12/41	5.00% (1 month	Synthetic MBX	$37,538
			USD-LIBOR)	Index 5.00%
				30 year Fannie Mae
				pools

2,411,954	—	1/12/41	4.00% (1 month	Synthetic TRS	4,290
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,306,287	—	1/12/41	4.00% (1 month	Synthetic TRS	7,659
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

4,515,888	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(28,894)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

1,356,627	—	1/12/41	4.00% (1 month	Synthetic TRS	2,413
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

8,141,214	5,088	1/12/41	3.50% (1 month	Synthetic MBX	(722)
			USD-LIBOR)	Index 3.50%
				30 year Fannie Mae
				pools

Deutsche Bank AG
4,515,888	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(28,894)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

Goldman Sachs International
4,150,229	—	1/12/41	4.00% (1 month	Synthetic TRS	7,381
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

7,020,000	—	3/1/16	2.47%	USA Non Revised	112,250
				Consumer Price
				Index-Urban (CPI-U)

5,265,000	—	3/3/16	2.45%	USA Non Revised	78,791
				Consumer Price
				Index-Urban (CPI-U)

1,870,707	—	1/12/38	6.50% (1 month	Synthetic TRS	1,110
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

2,860,364	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(18,301)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/12 cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,074,556	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(6,875)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

5,003,915	—	1/12/41	4.00% (1 month	Synthetic TRS	8,900
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

141,122	—	1/12/38	6.50% (1 month	Synthetic TRS	84
			USD-LIBOR)	Index 6.50%
				30 year Fannie Mae
				pools

26,028,549	—	1/12/41	4.00% (1 month	Synthetic TRS	46,293
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

9,283,936	—	1/12/41	4.00% (1 month	Synthetic TRS	16,512
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

2,016,344	3,151	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,483)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

9,694,169	—	1/12/41	4.00% (1 month	Synthetic TRS	17,241
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

960,301	—	1/12/41	4.00% (1 month	Synthetic TRS	1,708
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

9,626,183	—	1/12/41	4.00% (1 month	Synthetic TRS	17,120
			USD-LIBOR)	Index 4.00%
				30 year Fannie Mae
				pools

3,918,662	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(25,072)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

2,419,387	6,048	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,911)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

185,377	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,186)
			USD-LIBOR	Index 6.50%
				30 year Fannie Mae
				pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/12 cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty /		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$494,490	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(3,164)
				USD-LIBOR	Index 6.50%
					30 year Fannie Mae
					pools

	7,884,000	—	4/3/17	2.3225%	USA Non Revised	110,691
					Consumer Price
					Index-Urban (CPI-U)

	7,884,000	—	4/4/17	2.35%	USA Non Revised	122,438
					Consumer Price
					Index-Urban (CPI-U)

	7,884,000	—	4/5/17	2.355%	USA Non Revised	124,725
					Consumer Price
					Index-Urban (CPI-U)

	7,884,000	—	4/5/22	2.66%	USA Non Revised	220,200
					Consumer Price
					Index-Urban (CPI-U)

GBP	4,920,000	—	3/30/17	(3.0925%)	GBP Non-revised	(244,220)
					UK Retail Price
					Index

GBP	4,920,000	—	4/2/17	(3.085%)	GBP Non-revised	(262,424)
					UK Retail Price
					Index

GBP	4,920,000	—	4/3/17	(3.09%)	GBP Non-revised	(264,507)
					UK Retail Price
					Index

GBP	4,920,000	—	4/3/22	(3.21%)	GBP Non-revised	(436,757)
					UK Retail Price
					Index

JPMorgan Chase Bank NA
	$9,268,484	—	1/12/41	4.00% (1 month	Synthetic TRS	16,484
				USD-LIBOR)	Index 4.00%
					30 year Fannie Mae
					pools

Total						$292,006

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/12

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
Bonos Y Oblig Del
Estado, 5 1/2%,
7/30/17	—	$(41,661)	$4,680,000	12/20/19	(100 bp)	$954,684

Deutsche Bank AG
Republic of Argentina,
8.28%, 12/31/33	B3	161,961	1,385,000	3/20/17	500 bp	(111,157)

Russian Federation,
7 1/2%, 3/31/30	—	—	442,500	4/20/13	(112 bp)	(4,197)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/12 cont.

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty /		received		Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

Deutsche Bank AG cont.
Smurfit Kappa
Funding, 7 3/4%,
4/1/15	B1	$—	EUR	935,000	9/20/13	715 bp	$89,562

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB-	—	EUR	880,000	9/20/13	477 bp	56,199

Virgin Media
Finance PLC,
8 3/4%, 4/15/14	BB-	—	EUR	880,000	9/20/13	535 bp	64,114

JPMorgan Chase Bank NA
DJ CDX NA HY Series
18 Index	B+/P	158,602		$5,981,580	6/20/17	500 bp	12,433

Russian Federation,
7 1/2%, 3/31/30	Baa1	—		225,000	9/20/13	276 bp	8,469

Morgan Stanley Capital Services LLC
Republic of
Venezuela, 9 1/4%,
9/15/27	B2	—		1,570,000	10/20/12	339 bp	13,752

Total							$1,083,859

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at July 31, 2012. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$—	$672	$15

Health care	14,653	—	—

Total common stocks	14,653	672	15

Asset-backed securities	—	9,174,435	—

Convertible bonds and notes	—	1,735,049	—

Convertible preferred stocks	253,200	527,047	15

Corporate bonds and notes	—	254,747,292	—

Foreign government and agency bonds and notes	—	75,450,297	—

Mortgage-backed securities	—	258,086,202	—

Preferred stocks	—	1,094,613	—

Purchased options outstanding	—	82,198,803	—

Senior loans	—	16,272,393	—

U.S. government and agency mortgage obligations	—	103,694,132	—

U.S. Treasury obligations	—	8,097,719	—

Warrants	—	3,686	37,088

Short-term investments	62,692,317	92,066,012	—

Totals by level	$62,960,170	$903,148,352	$37,118

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$3,679,653	$—

Futures contracts	(476,878)	—	—

Written options	—	(72,051,159)	—

TBA sale commitments	—	(30,784,453)	—

Interest rate swap contracts	—	5,623,091	—

Total return swap contracts	—	261,028	—

Credit default contracts	—	804,957	—

Totals by level	$(476,878)	$(92,466,883)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/12

ASSETS

Investment in securities, at value, including of securities on loan (Note 1):
Unaffiliated issuers (identified cost $878,476,401)	$914,396,770
Affiliated issuers (identified cost $51,748,870) (Note 6)	51,748,870

Cash	1,985,893

Foreign currency (cost $57,107) (Note 1)	54,607

Dividends, interest and other receivables	8,752,818

Receivable for investments sold	46,777,711

Receivable for sales of delayed delivery securities (Note 1)	30,759,622

Unrealized appreciation on swap contracts (Note 1)	34,950,030

Unrealized appreciation on forward currency contracts (Note 1)	7,384,325

Premium paid on swap contracts (Note 1)	17,178,121

Total assets	1,113,988,767

LIABILITIES

Payable for variation margin (Note 1)	280,872

Distributions payable to shareholders	4,260,750

Payable for investments purchased	13,164,562

Payable for purchases of delayed delivery securities (Note 1)	105,178,098

Payable for compensation of Manager (Note 2)	1,462,613

Payable for investor servicing fees (Note 2)	66,900

Payable for custodian fees (Note 2)	66,277

Payable for Trustee compensation and expenses (Note 2)	214,484

Payable for administrative services (Note 2)	1,690

Unrealized depreciation on forward currency contracts (Note 1)	3,704,672

Written options outstanding, at value (premiums received $43,141,927) (Notes 1 and 3)	72,051,159

Premium received on swap contracts (Note 1)	12,742,551

Unrealized depreciation on swap contracts (Note 1)	32,696,524

TBA sale commitments, at value (proceeds receivable $30,723,789) (Note 1)	30,784,453

Collateral on certain derivative contracts, at value (Note 1)	19,041,166

Other accrued expenses	194,942

Total liabilities	295,911,713

Net assets	$818,077,054

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,065,801,091

Distributions in excess of net investment income (Note 1)	(10,769,072)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(249,152,707)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	12,197,742

Total — Representing net assets applicable to capital shares outstanding	$818,077,054

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($818,077,054 divided by 142,024,455 shares)	$5.76

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/12

INVESTMENT INCOME

Interest (net of foreign tax of $82,868) (including interest income of $65,801 from investments
in affiliated issuers) (Note 6)	$45,980,694

Dividends	160,635

Total investment income	46,141,329

EXPENSES

Compensation of Manager (Note 2)	5,784,561

Investor servicing fees (Note 2)	406,383

Custodian fees (Note 2)	161,236

Trustee compensation and expenses (Note 2)	68,997

Administrative services (Note 2)	25,846

Other	672,738

Total expenses	7,119,761

Expense reduction (Note 2)	(647)

Net expenses	7,119,114

Net investment income	39,022,215

Net realized loss on investments (Notes 1 and 3)	(39,025,251)

Net realized loss on swap contracts (Note 1)	(52,392,494)

Net realized gain on futures contracts (Note 1)	11,603,231

Net realized loss on foreign currency transactions (Note 1)	(11,931,697)

Net realized loss on written options (Notes 1 and 3)	(3,975,914)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	3,377,635

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	52,178,116

Net loss on investments	(40,166,374)

Net decrease in net assets resulting from operations	$(1,144,159)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 7/31/12	Year ended 7/31/11

Operations:
Net investment income	$39,022,215	$64,236,589

Net realized gain (loss) on investments
and foreign currency transactions	(95,722,125)	57,957,330

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	55,555,751	(46,559,351)

Net increase (decrease) in net assets resulting
from operations	(1,144,159)	75,634,568

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(48,835,107)	(95,470,350)

From return of capital	(7,818,755)	—

Increase in capital share transactions from reinvestment
of distributions	1,471,508	7,024,055

Total decrease in net assets	(56,326,513)	(12,811,727)

NET ASSETS

Beginning of year	874,403,567	887,215,294

End of year (including distributions in excess of net
investment income of $10,769,072 and undistributed net
investment income of $24,219,272, respectively)	$818,077,054	$874,403,567

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	141,775,790	140,677,816

Shares issued in connection with reinvestment
of distributions	248,665	1,097,974

Shares outstanding at end of year	142,024,455	141,775,790

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
		Year ended

	7/31/12	7/31/11	7/31/10	7/31/09	7/31/08

Net asset value, beginning of period	$6.17	$6.31	$5.73	$6.55	$7.10

Investment operations:

Net investment income[a]	.27	.45	.61	.30	.50

Net realized and unrealized
gain (loss) on investments	(.28)	.09	.81	(.64)	(.69)

Total from investment operations	(.01)	.54	1.42	(.34)	(.19)

Less distributions:

From net investment income	(.34)	(.68)	(.84)	(.52)	(.42)

From return of capital	(.06)	—	—	—	—

Total distributions	(.40)	(.68)	(.84)	(.52)	(.42)

Increase from shares repurchased	—	—	—	.04	.06

Net asset value, end of period	$5.76	$6.17	$6.31	$5.73	$6.55

Market price, end of period	$5.63	$6.09	$6.67	$5.37	$5.97

Total return at market price (%)[b]	(0.63)	1.45	42.21	0.65	2.84

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$818,077	$874,404	$887,215	$803,324	$979,577

Ratio of expenses to average
net assets (%)[c]	.88	.85	.87 [e]	.93 [e,f]	.83 [f]

Ratio of expenses to average
net assets, excluding interest
expense (%)[c]	.88	.85	.86	.88 [f]	.83 [f]

Ratio of net investment income
to average net assets (%)	4.80	7.16	9.78	5.92 [f]	7.20 [f]

Portfolio turnover (%)[d]	153	294	85	230	134

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements (Note 2).

d Portfolio turnover excludes TBA roll transactions.

e Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.01% and 0.05% of average net assets for the periods ended July 31, 2010 and July 31, 2009, respectively.

f Reflects waivers of certain fund expenses in connection with Putnam Prime Money Market Fund in effect during the period. As a result of such waivers, the expenses of the fund for the periods ended July 31, 2009 and July 31, 2008, reflect a reduction of less than 0.01% of average net assets, respectively.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from August 1, 2011 through July 31, 2012.

Putnam Premier Income Trust (the fund) is a non-diversified Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company. The investment objective of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported, as in the case of some securities traded over-the-counter, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in other open-end investment companies (excluding exchange traded funds), which are classified as Level 1 securities, are based on their net asset value. The net asset value of an investment company equals the total value of its assets less its liabilities and divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange each day that the exchange is open.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately $1,846,000,000 on purchased options contracts for the reporting period.

Futures contracts The fund uses futures contracts to hedge interest rate risk, to gain exposure to interest rates and to hedge prepayment risk.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average of approximately 1,500 futures contracts outstanding for the reporting period.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $790,500,000 on forward currency contracts for the reporting period.

Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific markets or countries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional amount on total return swap contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

Interest rate swap contracts The fund entered into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Upfront payments are recorded as realized gains and losses at the closing of the contract. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $6,751,700,000 on interest rate swap contracts for the reporting period.

Credit default contracts The fund entered into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities.

In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $28,900,000 on credit default swap contracts for the reporting period.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $37,654,438 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $30,180,689 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $25,950,716.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2012, the fund had a capital loss carryover of $180,291,132 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$11,372,630	$—	$11,372,630	*

6,338,093	N/A	6,338,093	July 31, 2015

17,302,669	N/A	17,302,669	July 31, 2016

58,742,308	N/A	58,742,308	July 31, 2017

86,535,432	N/A	86,535,432	July 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $52,624,870 recognized during the period from November 1, 2011 and July 31, 2012 to its fiscal year ending July 31, 2013.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of foreign currency gains and losses, late year loss deferrals, dividends payable, realized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $25,175,452 to decrease undistributed net investment income, $377,088 to increase paid-in-capital and $24,798,364 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$47,643,690
Unrealized depreciation	(27,849,769)

Net unrealized appreciation	19,793,921
Capital loss carryforward	(180,291,132)
Post-October capital loss deferral	(52,624,870)
Cost for federal income tax purposes	$946,351,719

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates: 0.75% of the first $500 million, 0.65% of the next $500 million, 0.60% of the next $500 million, and 0.55% of the next $5 billion, with additional breakpoints at higher asset levels.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc. and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $647 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $635, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,034,915,949 and $1,044,965,014, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $11,037,578 and $6,071,016, respectively.

Written option transactions during the reporting period are summarized as follows:

		Written swap option	Written swap option
		contract amounts	premiums received

Written options outstanding at the	USD	1,542,893,294	$73,620,681
beginning of the reporting period	CHF	146,640,000	160,099

Options opened	USD	1,271,966,098	40,907,453
	CHF	—	—

Options exercised	USD	(815,013,934)	(25,969,083)
	CHF	—	—

Options expired	USD	—	—
	CHF	—	—

Options closed	USD	(1,166,785,560)	(45,417,124)
	CHF	(146,640,000)	(160,099)

Written options outstanding at the	USD	833,059,898	$43,141,927
end of the reporting period	CHF	—	—

Note 4: Shares repurchased

In September 2011, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2012 (based on shares outstanding as of October 7, 2011). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2011 (based on shares outstanding as of October 7, 2010). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund did not repurchase any of its outstanding common shares.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,262 shares of the fund (less than 0.01% of the fund’s shares outstanding), valued at $7,103.

In September 2012, the Trustees approved the renewal of the repurchase program of the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2013 (based on shares outstanding as of October 7, 2012).

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$1,228,441	Payables	$423,484

Foreign exchange
contracts	Receivables	7,384,325	Payables	3,704,672

Equity contracts	Investments	40,774	Payables	—

	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	132,895,499*	Unrealized depreciation	117,340,614*

Total		$141,549,039		$121,468,770

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(680,607)	$(680,607)

Foreign exchange
contracts	—	—	(12,025,646)	—	$(12,025,646)

Interest rate contracts	(34,957,530)	11,603,231	—	(51,711,887)	$(75,066,186)

Total	$(34,957,530)	$11,603,231	$(12,025,646)	$(52,392,494)	$(87,772,439)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Options	Warrants†	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$944,436	$944,436

Foreign exchange
contracts	—	—	—	3,473,551	—	$3,473,551

Equity contracts	—	(12,246)	—	—	—	$(12,246)

Interest rate contracts	(1,681,750)	—	827,938	—	42,891,427	$42,037,615

Total	$(1,681,750)	$(12,246)	$827,938	$3,473,551	$43,835,863	$46,443,356

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $65,801 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $521,152,006 and $617,808,899, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

For the reporting period ended, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $36,124,300 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

Shareholder meeting results (Unaudited)

January 26, 2012 annual meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	118,279,552	4,046,338

Barbara M. Baumann	118,442,711	3,883,180

Jameson A. Baxter	118,389,697	3,936,194

Charles B. Curtis	118,280,747	4,045,144

Robert J. Darretta	118,458,063	3,867,828

John A. Hill	118,373,477	3,952,413

Paul L. Joskow	118,404,043	3,921,848

Elizabeth T. Kennan	118,104,131	4,221,760

Kenneth R. Leibler	118,448,880	3,877,011

George Putnam, III	117,778,383	4,547,508

Robert E. Patterson	118,345,648	3,980,243

Robert L. Reynolds	118,429,363	3,896,528

W. Thomas Stephens	118,312,602	4,013,288

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UniSource Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Robert J. Darretta	Michael J. Higgins
Putnam Investment	Katinka Domotorffy	Vice President and Treasurer
Management, LLC	John A. Hill
One Post Office Square	Paul L. Joskow	Janet C. Smith
Boston, MA 02109	Elizabeth T. Kennan	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Manager	Robert E. Patterson	and Assistant Treasurer
Putnam Investments Limited	George Putnam, III
57–59 St James’s Street	Robert L. Reynolds	Susan G. Malloy
London, England SW1A 1LD	W. Thomas Stephens	Vice President and
Assistant Treasurer
Marketing Services	Officers
Putnam Retail Management	Robert L. Reynolds	James P. Pappas
One Post Office Square	President	Vice President
Boston, MA 02109
	Jonathan S. Horwitz	Mark C. Trenchard
Custodian	Executive Vice President,	Vice President and
State Street Bank	Principal Executive Officer,	BSA Compliance Officer
and Trust Company	and Compliance Liaison
Judith Cohen
Legal Counsel	Steven D. Krichmar	Vice President, Clerk,
Ropes & Gray LLP	Vice President and	and Associate Treasurer
Principal Financial Officer
Independent Registered		Nancy E. Florek
Public Accounting Firm	Robert T. Burns	Vice President, Proxy Manager,
KPMG LLP	Vice President and	Assistant Clerk, and
	Chief Legal Officer	Associate Treasurer
Trustees
Jameson A. Baxter, Chair	Robert R. Leveille
Liaquat Ahamed	Vice President and
Ravi Akhoury	Chief Compliance Officer
Barbara M. Baumann
Charles B. Curtis

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com and update your mailing options.

AN708
276190 9/12

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

July 31, 2012	$158,194	$--	$6,300	$-

July 31, 2011	$96,074	$--	$6,100	$-

For the fiscal years ended July 31, 2012 and July 31, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,300 and $6,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

July 31, 2012	$ -	$ -	$ -	$ -

July 31, 2011	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit and Compliance Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit and Compliance Committee of the fund's Board of Trustees is composed of the following persons:

Kenneth R. Leibler (Chairperson)
Robert J. Darretta
John A. Hill
Barbara M. Baumann
Charles B. Curtis

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds’ positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds’ proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager, a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds’ proxies.

The proxy voting guidelines are just that – guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Manager’s attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management’s investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Manager of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Manager and the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing referral items under the funds’ “Proxy Voting Procedures.” The Proxy Manager, in consultation with the funds’ Executive Vice President and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds’ proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds’ proxies. It is the funds’ policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds’ have requested that their securities lending agent recall each domestic issuer’s voting securities that are on loan, in advance of the record date for the issuer’s shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds’ intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds’ proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds’ proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds’ proxies will be voted for the election of a company’s nominees for the board of directors, except as follows:

► The funds will withhold votes from the entire board of directors if

• the board does not have a majority of independent directors,

• the board has not established independent nominating, audit, and compensation committees,

• the board has more than 19 members or fewer than five members, absent special circumstances,

• the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

• the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

► The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company’s performance or has otherwise failed to observe good corporate governance practices.

► The funds will withhold votes from any nominee for director:

• who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

• who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

• of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”), or

• who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds’ Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds’ Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company’s board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds’ Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. The funds may withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds’ Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members’ individual relationships, but also on the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds’ Trustees, are excessive by reasonable corporate standards relative to the company’s record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders’ lack of support for the rejected director.

Contested Elections of Directors

► The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

► The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds’ Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines’ basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company’s long-term performance. The funds will vote on a case- by-case basis on board-approved proposals relating to executive compensation, except as follows:

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

► The funds will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

► The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

► The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

► Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

► The funds will vote for proposals to approve a company’s executive compensation program (i.e., “say on pay” proposals in which the company’s board proposes that shareholders indicate their support for the company’s compensation philosophy, policies, and practices), except that the funds will vote on a case-by-case basis if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

► The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the award pool or amount per employee under the plan is unlimited, or the plan’s performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds’ proxy voting service, for the correlation of the company’s executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management’s interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company’s capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company’s capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

► The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

► The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

► The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company’s capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder’s investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company’s assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

► The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws – notably Delaware – provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company’s board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

► The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

► The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds’ Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company’s net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company’s name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

► The funds will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company’s name or to authorize additional shares of common stock).

► The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

► The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised.

► The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management’s investment professionals and the funds’ proxy voting service may also bring to the Proxy Manager’s attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund’s proxy voting service may identify circumstances that call into question an audit firm’s independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors.

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of the company’s corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

► The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman’s position be filled by someone other than the chief executive officer.

► The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

► The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

► The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company’s charter documents.

► The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

► The funds will vote for shareholder proposals to amend a company’s charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

• the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company’s outstanding shares, and

• applicable state law does not otherwise provide shareholders with the right to call special meetings.

► The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

• the company undergoes a change in control, and

• the change in control results in the termination of employment for the person receiving the severance payment.

► The funds will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements.

► The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

► The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

► The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

► The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant’s clients on which any of the company’s executives serve as a director).

► The funds will vote for shareholder proposals that are consistent with the funds’ proxy voting guidelines for board-approved proposals.

► The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: In light of the substantial reforms in corporate governance that are currently underway, the funds’ Trustees believe that effective corporate reforms should be promoted by holding boards of directors – and in particular their independent directors – accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. Generally speaking, shareholder proposals relating to business operations are often motivated primarily by political or social concerns, rather than the interests of shareholders as investors in an economic enterprise. As stated above, the funds’ Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman’s position be filled by someone other than the company’s chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company’s corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company’s board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders’ interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds’ Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management’s interests with shareholders’ interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive’s previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company’s obligations with respect to gross-up payments are limited in a reasonable manner.

The funds’ Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds’ Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company’s overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company.

As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds’ Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company’s ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers – i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company’s stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management’s investment professionals.

In addition, some non-U.S. markets require that a company’s shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company’s stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers, except as follows:

Uncontested Board Elections

Germany

► For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds’ proxy voting service).

► The funds will withhold votes for the election of a former member of the company’s managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system—a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund’s proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds’ belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Japan

► For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

• the board does not have a majority of outside directors,

• the board has not established nominating and compensation committees composed of a majority of outside directors, or

• the board has not established an audit committee composed of a majority of independent directors.

► The funds will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

► The funds will withhold votes from the entire board of directors if

• fewer than half of the directors are outside directors,

• the board has not established a nominating committee with at least half of the members being outside directors, or

• the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Russia

► The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds’ standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

United Kingdom

► The funds will withhold votes from the entire board of directors if

• the board does not have at least a majority of independent non-executive directors,

• the board has not established a nomination committee composed of a majority of independent non-executive directors, or

• the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom’s Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

► The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

► The funds will vote for proposals to amend a company’s articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom’s Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds’ Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director’s independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

► The funds will vote for supervisory board nominees when the supervisory board meets the funds’ independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

► The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds’ independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds’ independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

► The funds will vote for proposals to change the size of a board if the board meets the funds’ independence standards, and against proposals to change the size of a board if the board does not meet the funds’ independence standards.

► The funds will vote for shareholder proposals calling for a majority of a company’s directors to be independent of management.

► The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

► The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Taiwan

► The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

► The funds will vote for proposals to approve annual directors’ fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds’ proxy voting service has recommended a vote against such a proposal.

► The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors’ fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors’ fees paid by the company’s peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company’s long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Capitalization

► The funds will vote for proposals

• to issue additional common stock representing up to 20% of the company’s outstanding common stock, where shareholders do not have preemptive rights, or

• to issue additional common stock representing up to 100% of the company’s outstanding common stock, where shareholders do have preemptive rights.

► The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds’ proxy voting service; otherwise, the funds will vote against such proposals.

Australia

► The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Hong Kong

► The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company’s board meets the funds’ independence standards; if the company’s board does not meet the funds’ independence standards, then the funds will vote against these proposals.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia and Hong Kong, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

► The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

► The funds will vote for proposals permitting companies to issue regulatory reports in English.

► The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

France

► The funds will vote for proposals to approve a company’s related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds’ proxy voting service has recommended a vote against the proposal.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company’s voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds’ proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Germany

► The funds will vote in accordance with the recommendation of the company’s board of directors on shareholder countermotions added to a company’s meeting agenda, unless the countermotion is directly addressed by one of the funds’ other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds’ intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

► The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

► The funds will vote for proposals to amend a Taiwanese company’s procedural rules.

Commentary: Since procedural rules, which address such matters as a company’s policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted December 9, 2011

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds’ Trustees, the proxy voting service and the Proxy Manager, as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds’ Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds’ proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds’ investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds’ custodians to ensure that all proxy materials received by the custodians relating to the funds’ portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Manager (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Manager’s attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Manager

Each year, a member of the Office of the Trustees is appointed Proxy Manager to assist in the coordination and voting of the funds’ proxies. The Proxy Manager will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management’s investment professionals, as appropriate. The Proxy Manager is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Manager under certain circumstances. When the application of the proxy voting guidelines is unclear or a particular proxy question is not covered by the guidelines (and does not involve investment considerations), the Proxy Manager will assist in interpreting the guidelines and, as appropriate, consult with one or more senior staff members of the Office of the Trustees and the Chair of the Board Policy and Nominating Committee on how the funds’ shares will be voted.

For proxy questions that require a case-by-case analysis pursuant to the guidelines or that are not covered by the guidelines but involve investment considerations, the Proxy Manager will refer such questions, through an electronic request form, to Putnam Management’s investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management’s Legal and Compliance Department to assist in processing such referral items. In connection with each referral item, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Manager describing the results of such review. After receiving a referral item from the Proxy Manager, Putnam Management’s investment professionals will provide a recommendation electronically to the Proxy Manager and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; (2) the basis and rationale for such recommendation; and (3) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Manager will then review the investment professionals’ recommendation and the Conflicts Report with one or more senior staff members of the Office of the Trustees in determining how to vote the funds’ proxies. The Proxy Manager will maintain a record of all proxy questions that have been referred to Putnam Management’s investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Manager and/or one or more senior staff members of the Office of the Trustees may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Manager and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management’s investment professionals to determine if a conflict of interest exists and will provide the Proxy Manager with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009

Item 8. Portfolio Managers of Closed- End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio managers	Joined	Employer	Positions Over Past Five Years
	Fund

D. William Kohli	2002	Putnam Management	Co-Head of Fixed Income
		1994-Present	Previously, Team Leader,
			Portfolio Construction and
			Global Strategies and Director of
			Global Core Fixed Income Team

Michael Atkin	2007	Putnam Management	Portfolio Manager
		1997-Present	Previously, Director of
			Sovereign Research and
			Senior Economist

Kevin Murphy	2007	Putnam Management	Portfolio Manager
		1999-Present	Previously, Team Leader
			High Grade Credit

Michael Salm	2011	Putnam Management	Co-Head of Fixed Income
		1997-Present	Previously, Team Leader,
			Liquid Markets and Mortgage
			Specialist

Paul Scanlon	2005	Putnam Management	Co-Head of Fixed Income
		1999-Present	Previously, Team Leader,
			U.S. High Yield

Raman Srivastava	2012	Putnam Management	Portfolio Manager
		1999 – Present	Previously, Team Leader of
			Portfolio Construction, Portfolio
			Construction Specialist

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

					Other accounts (including
					separate accounts,
					managed account
			Other accounts that pool		programs and single-
Portfolio Leader or	Other SEC-registered open-		assets from more than one		sponsor defined
Member	end and closed-end funds		client		contribution plan offerings)

	Number	Assets	Number	Assets	Number	Assets
	of		of		of
	accounts		accounts		accounts

William Kohli	15*	$6,996,400,000	19**	$3,412,100,000	15***	$12,864,000,000

Michael Salm	29*	$12,439,900,000	28+	$9,639,200,000	18++	$8,678,800,000

Michael Atkin	6	$4,578,100,000	8	$2,342,700,000	9***	$4,785,400,000

Paul Scanlon	26*	$10,524,000,000	25+++	$6,540,800,000	10	$2,201,800,000

Raman Srivastava	25*	$9,906,800,000	23++++	$5,928,800,000	14***	$14,633,000,000

Kevin Murphy	25*	$9,943,300,000	22++++	$5,816,900,000	14***	$7,953,000,000

* 4 accounts, with total assets of $1,664,000,000, pay an advisory fee based on account performance.
**1 accounts, with total assets of $87,300,000, pay an advisory fee based on account performance.
***1 accounts, with total assets of $472,700,000 pay an advisory fee based on account performance.
+ 2 accounts, with total assets of $160,100,000 pay an advisory fee based on account performance
++ 2 accounts, with total assets of $723,400,000, pay an advisory fee based on account performance
+++ 3 accounts, with total assets of $271,200,000, pay an advisory fee based on account performance
++++ 2 accounts, with total assets of $160,100,000, pay an advisory fee based on account performance

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

• The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

• The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

• The trading of other accounts could be used to benefit higher-fee accounts (front- running).

• The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

• Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

• All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

• All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

• Front running is strictly prohibited.

• The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam’s goal for our products and investors is to deliver strong performance versus peers or performance ahead of benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

* Assets in the fund

				$10,001–	$50,001–	$100,001–	$500,001–	$1,000,001 and
	Year	$0	$1–$10,000	$50,000	$100,000	$500,000	$1,000,000	over

D. William Kohli	2012	*
	2011	*

Michael Atkin	2012	*
	2011	*

Michael V Salm	2012	*
	2011**	*

Kevin Murphy	2012	*
	2011	*

Raman Srivastava	2012*				*

Paul Scanlon	2012	*
	2011	*

* Became Portfolio Member during the reporting period ended July 31, 2012.

** Became Portfolio Member during the reporting period ended July 31, 2011

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
Maximum
		Total Number	Number (or
		of Shares	Approximate
		Purchased	Dollar Value)
		as Part	of Shares
		of Publicly	that May Yet Be
Total Number	Average	Announced	Purchased

	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 -				14,085,964
August 31, 2011	-	-	-
September 1 -				14,085,964
September 30, 2011	-	-	-
October 1 -				14,085,964
October 7, 2011	-	-	-
October 8 -				14,194,305
October 31, 2011	-	-	-
November 1 -				14,194,305
November 30, 2011	-	-	-
December 1 -				14,194,305
December 31, 2011	-	-	-
January 1 -				14,194,305
January 31, 2012	-	-	-
February 1 -				14,194,305
February 28, 2012	-	-	-
March 1 -				14,194,305
March 31, 2012	-	-	-
April 1 -				14,194,305
April 30, 2012	-	-	-
May 1 -				14,194,305
May 31, 2012	-	-	-
June 1 -				14,194,305
June 30, 2012	-	-	-
July 1 -				14,194,305
July 31, 2012	-	-	-

* In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the repurchase of up to 10% of the fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees subsequently renewed the program on five occasions, to permit the repurchase of an additional 10% of the fund's outstanding common shares over each of the twelve-month periods beginning on October 8, 2007, October 8, 2008, October 8, 2009 and October 8, 2010. The October 8, 2008 - October 7, 2009 program, which was announced in September 2008, allowed repurchases up to a total of 14,564,288 shares of the fund. The October 8, 2009 - October 7, 2010 program, which was announced in September 2009, allowed repurchases up to a total of 14,017,462 shares of the fund. The October 8, 2010 - October 7, 2011 program, which was announced in September 2010, allows repurchases up to a total of 14,085,964 shares of the fund. The October 8, 2011 - October 7, 2012 program, which was announced in September 2011, allows repurchases up to a total of 14,194,305 shares of the fund.

**Information prior to October 7, 2011 is based on the total number of shares eligible for repurchase under the program, as amended through September 2010. Information from October 8, 2011 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2011.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: September 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: September 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: September 28, 2012